UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Alpha and Omega Semiconductor Limited
(Name of Registrant as Specified In Its Charter)

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Alpha and Omega Semiconductor Limited
Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 8:00 A.M. ON NOVEMBER 10, 2015 TAIWAN LOCAL TIME
(AT 4:00 P.M. ON NOVEMBER 9, 2015 U.S. PACIFIC STANDARD TIME)

NOTICE IS HEREBY GIVEN that the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of Alpha and Omega Semiconductor Limited, a Bermuda exempted limited liability company (“we,” “our,” “us,” or the “Company”), will be held at 8:00 a.m. on Tuesday, November 10, 2015 Taiwan local time (at 4:00 p.m. on November 9, 2015, U.S. Pacific Standard Time), at the Sheraton Hsinchu Hotel located at No. 265, Dong Sec 1, Guangming 6th Road, Zhubei, Hsinchu County, Taiwan, or any other adjournments or postponements thereof, for the following purposes:

1.  To elect six (6) nominees to serve as directors on our Board of Directors until the next annual general meeting of shareholders or until their successors are duly elected and qualified;

2. To approve an amendment of our Bye-laws to, among other things, update and clarify the advance notice requirements for general meetings of shareholders;

3.   To approve and ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, and to authorize our Board of Directors, acting through our Audit Committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2016; and

4.   To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only holders of common shares of record at the close of business on September 25, 2015 will be entitled to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, in order to ensure that your shares will be voted in accordance with your wishes and that a quorum at the Annual Meeting may be achieved, please promptly complete, sign, date and return the enclosed proxy card in the enclosed envelope.  The proxy card must be properly dated, signed and returned in order to be counted. You can also submit your proxy to vote your shares via the Internet by following the instructions set forth on the enclosed proxy card and the accompanying proxy statement.

By order of the Board of Directors,

Mike F. Chang
Chairman of the Board of Directors
Dated October , 2015

Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting to be Held on November 10, 2015 Taiwan Local Time
(November 9, 2015 U.S. Pacific Standard Time):
The Proxy Statement, Proxy Card and Annual Report on Form 10-K for fiscal year 2015 are available at:
http://investor.aosmd.com/annuals.cfm

Alpha and Omega Semiconductor Limited
Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda

PROXY STATEMENT

FOR THE 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 8:00AM ON NOVEMBER 10, 2015 TAIWAN LOCAL TIME (AT 4:00PM ON NOVEMBER 9, 2015 U.S. PACIFIC STANDARD TIME)

Alpha and Omega Semiconductor Limited
Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda

PROXY STATEMENT

FOR THE 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 8:00AM ON NOVEMBER 10, 2015 TAIWAN LOCAL TIME
(AT 4:00PM ON NOVEMBER 9, 2015 U.S. PACIFIC STANDARD TIME)

INFORMATION REGARDING THE ANNUAL GENERAL MEETING

General

This proxy statement (“Proxy Statement”) has information about the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) and was prepared by our management for the Board of Directors of Alpha and Omega Semiconductor Limited, an exempted limited liability company organized under the laws of Bermuda. The Notices of the Annual Meeting and the Proxy Statement are being mailed to our shareholders on or about October  , 2015. Our Board of Directors supports each proposal for which your vote is solicited.

Our Board of Directors asks you to appoint Mike F. Chang, our Chairman and Chief Executive Officer, and Yifan Liang, our Chief Financial Officer and Corporate Secretary, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by properly completing the enclosed proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the Annual Meeting in the manner specified in the proxy card or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the Annual Meeting.

We maintain our registered office in Bermuda at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Our telephone number in the United States is (408) 830-9742. The mailing address of our business offices in the United States is 475 Oakmead Parkway, Sunnyvale, CA 94085.

Record Date and Shares Outstanding

The record date for the Annual Meeting has been set as the close of business on September 25, 2015. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding common shares, par value $0.002 per share (“common shares” or “shares”). Each issued common share is entitled to one vote on the proposals to be voted on at the Annual Meeting. Shares held as of the record date include common shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank, trust or other nominee.

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QUESTIONS AND ANSWERS RELATING TO THE ANNUAL GENERAL MEETING
Why did I receive these materials?

Only our shareholders as of the close of business on September 25, 2015, which we refer to as the “Record Date,” are entitled to vote at the Annual Meeting, which will be held at 8:00 a.m., Tuesday on November 10, 2015 Taiwan local time (at 4:00 p.m. on November 9, 2015 U.S. Pacific Standard Time) at the Sheraton Hsinchu Hotel located at No. 265, Dong Sec 1, Guangming 6th Road, Zhubei, Hsinchu County, Taiwan. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in the Proxy Statement.  We distribute the Proxy Statement and related materials to our shareholders of record on the Record Date.

The Proxy Statement provides notice of the Annual Meeting, describes the proposals presented for shareholder actions and includes information about the proposals, information concerning our management, corporate governance, principal shareholders and other relevant information.  The accompanying proxy card also enables shareholders to vote on the matters without having to attend the Annual Meeting in person.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are providing each of our Chief Executive Officer and the Chief Financial Officer with the authority to vote your shares in the manner you indicate on your proxy card.

What are the proposals to be considered at the Annual Meeting and what vote is required to approve each proposal?

The Board of Directors is submitting the following three (3) proposals for shareholder actions at the Annual Meeting:

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Proposal 1 - the election of six (6) nominees to serve as directors on our Board of Directors until the next annual general meeting of shareholders or until their successors are duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the individuals who receive the highest number of votes are elected as directors, up to the number of directors to be chosen at the meeting. A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of the election of directors.

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Proposal 2 - the amendment of our Bye-laws to, among other things, update and clarify the advance notice requirements for the submission of shareholder proposals, including proposals to nominate directors, at the annual general meetings and special general meetings of shareholders. The affirmative vote of a majority of votes cast in person or represented by proxy and entitled to vote will be required to approve this proposal. A properly executed proxy marked “abstain” with respect to Proposal 2 will not be voted and will have no effect on the outcome of the proposal. Broker non-votes will have no effect on the outcome of Proposal 2.

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Proposal 3 - the approval and ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm, and the authorization for our Board of Directors to determine the remuneration of the accounting firm, for the fiscal year ending June 30, 2016. The affirmative vote of holders of a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal. A properly executed proxy marked “abstain” with respect to Proposal 3 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of this proposal.

How are votes counted and how will a broker non-vote be treated and counted?

For Proposal 1 with respect to the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  You may not cumulate your votes for the election of directors.

For Proposal 2 with respect to the amendment of our Bye-laws, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have no effect on the outcome of the votes.

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For Proposal 3 with respect to the appointment of the independent registered public accounting firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have no effect on the outcome of the votes.

As the “street name” holder or beneficial owner, you have the right to direct your broker, bank, trust or other nominee on how to vote your shares at the Annual Meeting. The broker, bank, trust or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.  If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  If you are a beneficial owner and your broker, bank, trust or other nominee holds your shares in its name, it is not permitted for the broker, bank, trust or other nominees to vote your shares on the election of directors (Proposal 1) and the amendment of the Bye-laws (Proposal 2). The broker, bank, trust or other nominees are permitted to vote for the approval and ratification of the appointment of Grant Thornton LLP (Proposal 3), therefore we do not expect any broker non-votes for Proposal 3.  Broker non-votes are counted for purposes of establishing a quorum.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to participate and vote in the Annual Meeting.  If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of our common shares you own as of the Record Date.  As of the Record Date, there were shares of our common shares outstanding and eligible to vote at the Annual Meeting.

What is the difference between a “shareholder of record” and a “street name” holder or a beneficial owner?

These terms describe how your shares are held.  If your shares are registered directly in your name with Computershare, our transfer agent, you are considered a “shareholder of record.” As the shareholder of record, you have the right to grant your voting proxy directly to our management or to vote in person at the Annual Meeting.  If your shares are held in a brokerage, bank, trust or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trust or nominee how to vote and are also invited to attend the Annual Meeting.

How can I vote my shares at the Annual Meeting?

If you are a shareholder of record, you may vote by mailing a completed proxy card or via the Internet. Instructions for voting via the Internet are described in the proxy card attached to the Proxy Statement. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope and your shares will be voted at the Annual Meeting in the manner you directed.  You may also vote in person at the Annual Meeting.

If you are a beneficial owner, your broker, bank, trust or nominee should have provided voting instructions for you to use in directing them how to vote your shares.  You may be eligible to vote your shares over the Internet rather than by mailing a completed voting instruction card provided by the broker, bank, trust or nominee.  Please check the voting instructions card provided by your bank or brokerage house for instructions. You may also vote in person at the Annual Meeting. To do so, you must obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares giving you the right to vote the shares.  Please contact that organization for instructions regarding obtaining a legal proxy.

Can I vote electronically through the Internet?

If you are a shareholder of record, you may vote electronically through the Internet at www.investorvote.com/aosl. The instructions are included in your proxy card.

If your shares are held in “street name,” please check your proxy card or contact your broker, bank, trust or other nominee to determine whether you will be able to vote electronically through the Internet and the deadline for such voting.

Can I change my vote after I return my proxy card?

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Yes.  If you are a shareholder of record and submitted your proxy through the mail or Internet, you may revoke your proxy before the vote is taken at the Annual Meeting by any of the following ways:

•	granting a proxy through the Internet after the date of your original proxy and before the deadlines for voting included on your proxy card;

•	submitting a later-dated proxy by mail before your earlier-dated proxy is voted at the Annual Meeting;

•	giving written notice of the revocation of your proxy to our Corporate Secretary at the address shown above that is actually received by our Corporate Secretary prior to the Annual Meeting; or

•	voting in person at the Annual Meeting.

If you are a “street name” holder, you may change your vote by submitting new voting instructions to your broker, bank, trust or other nominee or, if you have obtained a legal proxy from your broker, bank, trust or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence at the Annual Meeting of at least two shareholders, in person or by proxy and entitled to vote, representing not less than 50% of the aggregate voting power of the Company's common shares outstanding on the Record Date, will constitute a quorum, permitting the conduct of business at the Annual Meeting.

Proxies received but marked as abstentions, votes withheld and broker non-votes (as described below) will be included in the calculation of the number of shares present at the Annual Meeting for quorum purposes.

Who can attend the Annual Meeting?

All shareholders of record as of the close of business on September 25, 2015 may attend the meeting. To attend the Annual Meeting, please follow these instructions:

•	If you are a shareholder of record, bring proof of ownership of your shares and a form of identification; or

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If you are a “street name” holder, bring proof of ownership of your shares through your broker, bank, trust or nominee, and a form of identification.  You must have obtained a “legal proxy” from your broker, bank, trust or nominee to vote at the Annual Meeting.

What are the Board of Directors' recommendations?

Unless you give other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board of Directors. After careful consideration, the Board of Directors recommends the following vote for proposals:

	Proposals	Recommendation of the Board of Directors

1	Election of Directors	For all Nominees

2	Amendment of Bye-laws	For

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Approval and ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm and authorization for the board to determine its remuneration for the fiscal year ending June 30, 2016
For

Will shareholders be asked to vote on any other matters?

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To the knowledge of the Company and its management, shareholders will vote only on the matters described in the Proxy Statement. However, if any other matters properly come before the Annual Meeting, the persons named as proxies for shareholders will vote on those matters in the manner they consider appropriate.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the 2015 Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission at the website, www.sec.gov, within four business days after the Annual Meeting.

Who bears the costs of proxy solicitation?

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation materials that the Company may provide to shareholders. Copies of solicitation materials will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. The Company will reimburse the brokerage firms, fiduciaries and custodians holding shares in their names for reasonable expenses incurred by them in sending solicitation materials to its beneficial shareholders. The solicitation of proxies will be made by various methods, including by mail, electronic mail, telephone, facsimile, or personally by directors, officers and employees of the Company who will receive no extra compensation for such services.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Company's directors are elected annually to serve until the next annual general meeting of shareholders or until their successors are duly elected and qualified.  Upon recommendation from our Nominating and Corporate Governance Committee, our Board of Directors has nominated each of the six director nominees named below for election to the board at the Annual Meeting.  Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of such nominees.

Director Nominees

Information concerning the director nominees as of September 25, 2015 is set forth below:

Name	Age	Position
Mike F. Chang, Ph.D.	70	Chairman of the Board and Chief Executive Officer
Yueh-Se Ho, Ph.D.	63	Director and Chief Operating Officer
Robert I. Chen (1)(2)(3)	68	Director
King Owyang, Ph.D. (2)(3)	69	Director
Michael L. Pfeiffer (1)	63	Director
Michael J. Salameh (1)(2)(4)	61	Director

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating and Corporate Governance Committee
(4) Lead Independent Director

Mike F. Chang, Ph.D., is the founder of our company and has served as our Chairman of the Board and Chief Executive Officer since the incorporation of our company. Dr. Chang has extensive experience in both technology development and business operations in the power semiconductor industry. Prior to establishing our company, Dr. Chang served as the Executive Vice President at Siliconix Incorporated, a subsidiary of Vishay Intertechnology Inc., a global manufacturer and supplier of discrete and other power semiconductors, or Siliconix, from 1998 to 2000. Dr. Chang also held various management positions at Siliconix from 1987 to 1998. Earlier in his career, Dr. Chang focused on product research and development in various management positions at General Electric Company from 1974 to 1987. Dr. Chang received his B.S. in electrical engineering from National Cheng Kung University, Taiwan, and M.S. and Ph.D. in electrical engineering from the University of Missouri. Dr. Chang’s extensive technological expertise and business experiences in the power semiconductor industry and his knowledge of our day-to-day operations and long-term strategic initiatives provide our Board of Directors with valuable insights and in-depth understanding of our Company.

Yueh-Se Ho, Ph.D., is a co-founder of our company and has served as our Chief Operating Officer since January 2006 and our director since March 2006. Dr. Ho has held various operational management positions in our company since our inception, including the Vice President of Worldwide Operations from 2003 to 2006 and the Vice President of Back End Operations from 2000 to 2003. Prior to co-founding our company, Dr. Ho served as the Director of Packaging Development and Foundry Transfer at Siliconix from 1998 to 2000. Dr. Ho received his B.S. in chemistry from Tamkang University, Taiwan, and Ph.D. in chemistry from the University of Pittsburgh.  Dr. Ho’s extensive operating experience in the power semiconductor industry and his scientific and technical expertise in various aspects of the design and development of power semiconductor solutions make Dr. Ho enhance the Board’s understanding of the Company’s business operations.

Robert I. Chen has been a director of our company since November 2013.  Mr. Chen founded several technology companies, including RAE Systems, Inc., a provider of rapidly deployable connected, intelligent gas and radiation detection systems, where Mr. Chen served as Chairman, President and Chief Executive Officer from its inception in 1991 until it was acquired by Honeywell, Inc. in June 2013.  Prior to founding RAE Systems, Mr. Chen founded Applied Optoelectronic Technology, a manufacturer of computer-aided test systems. He served as Chairman, President and Chief Executive Officer at Applied Optoelectronic Technology from 1981 to 1991.  In 1991, Applied Optoelectronic Technology was acquired by Hewlett Packard.  Mr. Chen served as Division General Manager at Hewlett Packard from 1991 to 1993.  Prior to founding Applied Optoelectronic Technology, Mr. Chen held various engineering and management positions at General Motors, General Electric, Tektronix and Fairchild Semiconductor.  Mr. Chen received a B.S.E.E. from Taiwan National Cheng Kung University, an

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M.S.E.E. from South Dakota School of Mines and Technology and an Advanced Engineering degree from Syracuse University. He also completed the Owner/President Management Program at the Harvard School of Business.  Mr. Chen’s extensive experience and background in establishing and managing technology-based public companies, as well as his experience in leading strategic transactions by major technology companies, provide the Board with valuable insight and expertise.

King Owyang, Ph.D., has been a director of our company since April 2013. He is the Chief Executive Officer and Executive Director of Computime Group Limited, a Hong Kong listed company and a leading global provider of electronic control technologies. Prior to joining Computime, Dr. Owyang held various positions at Siliconix Inc., a U.S. semiconductor company, for over 21 years, including the President and Chief Executive Officer. He was instrumental in leading Siliconix to become a highly profitable company with industry leading products. Under his leadership and management, Siliconix established itself as the world leader in power switching and management products and its sales grew to a record level in 2008. Prior to joining Siliconix, Dr. Owyang held various technical and managerial positions at General Electric Company, where he was responsible for developing many enabling semiconductor technologies. Dr. Owyang is a recognized leader in the power semiconductor industry. He has published over 20 technical papers and has been awarded more than 25 patents. Dr. Owyang’s broad experience in the power semiconductor industry, including his background in leadership positions at major technology companies, as well as his knowledge in the technical and operational aspects of semiconductor companies, provide the Board with an in-depth understanding of our business and operations.

Michael L. Pfeiffer has been a director of our company since January 2014.  Mr. Pfeiffer currently serves on the board of directors of Razer, Inc., a computer peripherals company. From 2008 to 2013, Mr. Pfeiffer served as a member of the board of directors of BCD Semiconductor Manufacturing Limited, a company listed on NASDAQ until it was acquired in 2013. From 2009 to 2014, Mr. Pfeiffer served as a member of the board of directors of Integrated Memory Logic, Ltd., a semiconductor company listed on the Taiwan Stock Exchange until it was acquired in 2014. Mr. Pfeiffer is a certified public accountant in California and Oregon, and he has extensive experience in public accounting, having worked for PricewaterhouseCoopers LLP for over 30 years, including 18 years as an audit partner of high technology companies in the Silicon Valley.  Mr. Pfeiffer received an MBA from the University of Oregon and a BA from Eckerd College in Florida. Mr. Pfeiffer’s extensive experience and expertise in the area of finance, accounting and auditing of publicly traded companies in the semiconductor industry, and his knowledge and background in working with companies with international operations, make him a valuable member of our Board, particularly in its role of exercising oversight and risk management of the Company’s financial reporting process.

Michael J. Salameh has been a director of our company since November 2013. Mr. Salameh co-founded PLX Technology, Inc., a semiconductor company (PLXT), in May 1986 and served as its Chief Executive Officer until 2008. Mr. Salameh also served as a member of the Board of Directors of PLXT since its inception until it was acquired in August 2014 by Avago Technology. PLXT was a NASDAQ-listed company from 1999 until it was acquired. During his tenure at PLXT, Mr. Salameh personally participated in many of the key company functions including sales, marketing, engineering, accounting, and operations. From 1980 through 1986, Mr. Salameh was employed in various marketing management positions with Hewlett-Packard Company. Mr. Salameh currently performs management consulting for private technology companies. Mr. Salameh received a B.S. in Engineering and Applied Science from Yale University and an M.B.A. from Harvard Business School. Mr. Salameh’s chief executive and marketing experience in the semiconductor industry, and his knowledge of the semiconductor business and financial landscape, including customers, markets, suppliers and competition, provide the Board with critical understanding of our business and operations.

The Board of Directors recommends that shareholders vote “FOR” each of the above mentioned nominees.

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BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
Board of Directors

Our Bye-laws provide that our Board of Directors shall consist of not less than two directors. Our Board of Directors currently consists of six directors.  Our Board of Directors is the decision-making body responsible for, among other things, determining policies and guidelines for our business. Our Board of Directors also supervises our executive officers and monitors their implementation of policies and guidelines established from time to time by our Board of Directors.

No shareholder has the contractual right to designate persons to be elected to our Board of Directors, and our Bye-laws provide that directors be elected upon a resolution passed at a duly convened shareholders meeting, to hold office for such term as the shareholders may determine or until their successors are appointed or elected in accordance with our Bye-laws. There is no minimum share ownership or age limit requirement for qualification to serve as a member of our Board of Directors.

We have determined that each of our directors, except for Dr. Mike F. Chang and Dr. Yueh-Se Ho, is an “independent director” under the current corporate governance rules of the NASDAQ Stock Market.

Board Meetings and Committees; Annual Meeting Attendance

Our Board of Directors met a total of 18 times during the fiscal year ended June 30, 2015, including regular scheduled meetings and special meetings called in connection with reviewing time-sensitive matters. During the fiscal year ended June 30, 2015, each current director attended or participated in 100% of the aggregate of (i) the total number of meetings of the Board of Directors during the period for which he has been a director and (ii) the total number of meetings held by all committees of the Board on which the director served during fiscal year 2015.  All of our Board members attended our 2014 annual general meeting of shareholders.

Committees of the Board of Directors

We have three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. We believe that the composition of these committees meets the criteria for independence, and the functioning of these committees complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, the current rules of the NASDAQ Stock Market and applicable SEC rules and regulations. The written charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available at the Investor Relations section of our website at http://investor.aosmd.com/.  The contents of this website are not a part of the Proxy Statement.

Each committee has the composition and responsibilities described below:

Audit Committee

Our Audit Committee currently consists of Michael L. Pfeiffer, Robert I. Chen and Michael J. Salameh.  The Audit Committee is chaired by Mr. Pfeiffer. Our Board of Directors has determined that Mr. Pfeiffer is an Audit Committee financial expert, as defined by the rules and regulations promulgated by the SEC.  Our Audit Committee held five meetings during fiscal year 2015. The Audit Committee's responsibilities include:

•	assisting our Board of Directors in its oversight of the integrity of our financial statements, risk management and internal control over financial reporting;

•
retaining and setting compensation of our independent registered public accounting firm (“independent auditors”), evaluating and monitoring its performance, and as appropriate, discharging our independent auditors;

•reviewing and approving all audit and non-audit services of our independent auditors;

•	reviewing and discussing with management and our independent auditors our financial statements included in public filings;

•	discussing with our independent auditors significant financial reporting issues in connection with the preparation of our financial statements;

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•resolving any disagreements between management and our independent auditors regarding financial reporting;

•overseeing our disclosure controls and procedures; and

•reviewing and approving related party transactions.

Compensation Committee

Our Compensation Committee currently consists of Michael J. Salameh, Robert I. Chen and Dr. King Owyang.  Our Compensation Committee is currently chaired by Mr. Salameh.  Our Compensation Committee held four meetings during fiscal year 2015. The Compensation Committee's responsibilities include:

•	establishing compensation arrangements and incentive goals for executive officers;

•	evaluating the performance of executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate;

•	reviewing and recommending actions to the Board of Directors with respect to the compensation of all directors;

•	administering our incentive and equity-based plans and programs and otherwise exercising the authority of the Board with respect to such plans and programs; and

•
reviewing and approving and, when appropriate, recommending to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers.

The Compensation Committee is authorized to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. Since March 2014, the Compensation Committee has retained the services of Compensia, Inc., a national compensation consulting firm ("Compensia") to provide advice and recommendations regarding the compensation of the Company’s executive officers and other senior officers. From October 2012 until March 2014, Compensia was retained by management to provide advice on the compensation for executive and other senior officers, including advice relating to compensation for fiscal year 2014. Compensia also provided analysis and recommendation to management on the compensation of our non-employee directors. Compensia did not perform any other services on behalf of management or the Company.

The Compensation Committee has determined that Compensia is independent and that Compensia's work did not raise any conflict of interest. The Compensation Committee made such determination primarily on the basis of the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Rule 10C-1(b)(4) under the Securities Exchange Act of 1934, as amended.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Dr. King Owyang and Robert I. Chen.  The Nominating and Corporate Governance Committee is chaired by Dr. King Owyang. Our Nominating and Corporate Governance Committee held no meetings during fiscal year 2015. The Nominating and Corporate Governance Committee's responsibilities include:

•	recommending to the board of directors the composition and operations of the board;

•
identifying individuals qualified to serve as members of the board, and identifying and recommending that the board select the director nominees for the next annual meeting of shareholders and fill vacancies on the board;

•	recommending to the board the responsibilities of each board committee, the composition and operation of each board committee and the director nominees for assignment to each board committee; and

•	review with the Board the Company’s management succession plans.

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Leadership Structure of the Board

Dr. Mike F. Chang is our Chief Executive Officer and Chairman of the Board of Directors.  Dr. Chang has extensive knowledge of the power semiconductor industry and an in-depth understanding of our strategic initiatives and day-to-day operations, which make him well suited to set the agenda and lead the discussions at board meetings.  He also facilitates communications between the Board and management by ensuring a regular flow of information, thereby enhancing the Board's ability to make informed decisions on critical issues facing our company.

As part of the our continuing effort to improve corporate governance practices and enhance independent functions of the Board, the Board appointed Mr. Mike J. Salameh as the lead independent director in May 2015. The lead independent director presides over all executive sessions of independent directors and coordinates activities and communications between the management and independent directors. He also has the responsibility to serve as a liaison between independent directors and the Chairman, communicate with major shareholders as appropriate, and review and approve scheduling of Board meetings and executive sessions.

To ensure a strong independent Board of Directors, four (4) out of the total six (6) members of our Board are non-employee and independent directors.  The Board of Directors holds executive sessions where only independent directors attend, and these executive sessions provide an effective method to perform oversight and advisory functions of the Board.  In addition, our Audit, Compensation and Nominating and Corporate Governance Committees consist of solely independent directors.  We believe that the board leadership described above is the best structure to lead us in the achievement of our goals and objectives and establishes an effective balance between management leadership and appropriate oversight by independent directors.

Oversight of Risk Management by the Board

One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board administers this oversight function directly through the Board of Directors as a whole, through various standing committees of the Board that address risks inherent in their respective areas of oversight, as well as through our newly appointed lead independent director. In particular, our Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, including risks associated with acquisition of significant assets, changes in business models, major corporate transactions and market conditions in the semiconductor industry.  Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function.  Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and is primarily responsible for assessing the risks associated with corporate governance practices, the independence of our directors, and management succession plans.

Nominations for Election of Directors

Director Qualifications

The Nominating and Corporate Governance Committee utilizes a variety of criteria to evaluate the qualifications and skills necessary to serve as members of our Board of Directors. The Nominating and Corporate Governance Committee may assess character, judgment, business acumen, scientific expertise, familiarity with issues affecting the semiconductor industry and other backgrounds and attributes that are needed to help strengthen and balance the Board of Directors. Other qualifications will be determined on a case-by-case basis, depending on whether the Nominating and Corporate Governance Committee desires to fill a vacant seat or increase the size of the Board to add new directors.  In addition, while the Nominating and Corporate Governance Committee does not prescribe specific diversity standards, as a matter of practice, the Committee considers diversity in the context of the Board as a whole and takes into account the personal characteristics and experiences of current and prospective directors that reflect a broad range of perspectives in the Board's decision making process.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential

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candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, executive officers, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee recommends the director nominees to our Board of Directors for approval for election at each annual general meeting of shareholders. Under our Bye-Laws, any director appointed by our Board of Directors is subject to re-election by shareholders at our next annual general meeting of shareholders. The nominees for election at this annual general meeting were recommended and approved unanimously by members of our Nominating and Corporate Governance Committee and Board of Directors, respectively.

A shareholder seeking to recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration should submit the candidate's name and qualifications to our Corporate Secretary at our business office in the United States at 475 Oakmead Parkway, Sunnyvale, California 94085.  The Nominating and Corporate Governance Committee will consider a properly submitted shareholder nomination that meets the requirements under our Bye-laws and applicable U.S. federal securities laws.  Our bye-laws require, among other things, an advance written notice of the nomination in writing of not less than sixty (60) nor more than one hundred and eighty (180) days from the date of the annual general meeting.  This notice must also include certain information relating to the nominee and the nominating shareholders, as described in more detail below in “Future Shareholder Proposals and Nominations for the 2016 Annual General Meeting.”

Shareholder Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors, including the independent directors, by sending a letter to Alpha and Omega Semiconductor Limited, Board of Directors, c/o Investor Relations, Alpha and Omega Semiconductor, Inc., 475 Oakmead Parkway, Sunnyvale, CA 94085.  Shareholders may also direct their submission to a particular member of the Board of Directors.

Code of Ethics

Our Board of Directors has adopted the Code of Business Conduct and Ethics that applies to members of senior management, including the Chief Executive Officer and Chief Financial Officer, as well as all other employees of the Company.  Our Code of Business Conduct and Ethics is publicly available on our website at http://investor.aosmd.com/governance.cfm. In the event that we make any amendments to or grant any waivers of, a provision of the Code of Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefore, on our website at www.aosmd.com, in the Investors section.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our non-employee director compensation policy as in effect at the beginning of fiscal year 2015 provided for the following cash and equity compensation:

Cash Retainer and Fees: Each non-employee director serving as a member of the Board at the beginning of the Company's fiscal year will be eligible to receive an annual retainer of $40,000.  In addition, each non-employee director serving as the chairperson of a committee of the Board will be eligible to receive an additional retainer as follows: Audit Committee - $25,000; Compensation Committee - $15,000; and Nominating and Governance Committee - $15,000. Each non-employee director serving as a member of a committee of the Board will be eligible to receive an additional retainer as follows: Audit Committee - $12,000; Compensation Committee - $7,500; and Nominating and Governance Committee - $5,000. Non-employee directors will not receive any additional compensation for attending regular Board or committee meetings. However, with respect to special meetings of the Board or a committee, the Board shall determine whether such meetings will be eligible for payment of special fees, and if so, each non-employee director will receive $2,000 for a meeting attended in person and $1,000 for a meeting attended via teleconference.

Equity Grants: Each individual who is elected by the Company’s shareholders to serve as a non-employee director at the Company’s Annual Shareholders Meeting and each individual who is to continue to serve as a non-employee director following such meeting whether or not that individual is standing for re-election at that meeting, will be granted on the date of such meeting, an award of restricted stock units under the Automatic Grant Program of the 2009 Share Option/Share Issuance Plan (the "Plan"). The number of shares subject to each such annual award will be determined by dividing $42,000 by the Average Per Share Price, up to a maximum of 10,000 shares. The Average Per Share Price for an award means the average closing price per common share over the 90 day-period immediately prior to the date of grant of the award. The award will vest in four (4)

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equal quarterly installments upon the non-employee director’s completion of each quarter of Board service following the grant date; provided, however, that if the Company’s Annual Shareholders Meeting for the year following the year of grant occurs prior to the end of the one-year period measured from the grant date, the last quarterly installment will become vested upon the date of such subsequent Annual Shareholders Meeting, provided, the Non-Employee Director continues in Board service until such date. The award (to the extent outstanding) will vest in full (i) upon the non-employee director’s termination of Board service by reason of death or permanent disability (as defined in the Plan) and (ii) immediately prior to the consummation of a Change in Control (as defined in the Plan). Shares that vest under a restricted stock unit award will be issued on the earlier of (i) the date of the Annual Shareholders Meeting that is coincident with or next following the applicable vesting date or (ii) the date of the non-employee director’s termination of Board service. Shares that vest upon a Change in Control will be issued as soon as practicable following the Change in Control.

Reimbursements: All non-employee directors receive reimbursement from the Company for their reasonable expenses of travel (including airfare and ground transportation) to and from meetings of the Board, and reasonable lodging and meal expenses.

Director Compensation for Fiscal Year 2015

The following table sets forth certain information regarding the compensation of each individual who served as a non-employee member of our Board of Directors during fiscal year 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Robert I. Chen	64,500	41,020	105,520
King Owyang	62,500	41,020	103,520
Michael L. Pfeiffer	65,000	41,020	106,020
Michael J. Salameh	67,000	41,020	108,020

(1)
The dollar value shown represents the grant date fair value of the awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The valuation assumptions used in determining such amounts are described in Note 7 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities and Exchange Commission on August 27, 2015. No stock option was granted to any non-employee director in fiscal year 2015. As of June 30, 2015, our non-employee directors held outstanding restricted stock units as follows:

Name	Number of Shares Subject to RSUs
Robert I. Chen	2,244
King Owyang	2,244
Michael L. Pfeiffer	2,244
Michael J. Salameh	2,244

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee for fiscal 2015 consisted of Michael J. Salameh, Robert I. Chen and Dr. King Owyang.  None of the members of the Compensation Committee who served during fiscal 2015 is a current or former officer or employee of ours or our subsidiaries, or had any relationship with us not otherwise disclosed herein under applicable SEC rules. In addition, to our knowledge, there are no Compensation Committee interlocks between us and other entities, involving our executive officers or directors who serve as executive officers or directors of such other entities.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The following is a discussion and analysis of the compensation arrangements that were in effect for the fiscal year ended June 30, 2015 for the named executive officers identified in the Summary Compensation Table that follows. This discussion should be read together with that table and the other compensation tables and related disclosures that follow.

Compensation Philosophy and Objectives

Our philosophy is to provide our named executive officers with compensation that will motivate and retain them, provide them with meaningful incentives to achieve and exceed short-term and long-term corporate objectives set by our Compensation Committee, and align their long-term interests with those of our shareholders.

Based on this philosophy, the compensation programs for our named executive officers are designed to achieve the following primary objectives:

•	establish a compensation structure that is competitive enough to attract, retain and motivate outstanding executive talent;

•
ensure that any cash incentive compensation programs for our named executive officers are aligned with our corporate strategies and business objectives by tying the potential payouts under such programs to the achievement of key strategic, financial and operational goals; and

•	utilize long-term equity awards to align interests between our named executive officers and shareholders.

Impact of 2014 Say-on-Pay Vote

The most recent shareholder advisory vote on executive officer compensation required under the federal securities laws was held on November 11, 2014 Taiwan local time (November 10, 2014 U.S. Pacific standard time). Approximately 99.6% of the total votes cast on such proposal were in favor of the compensation of the named executive officers, as that compensation was disclosed in the Compensation Discussion and Analysis and the various compensation tables and narrative that appeared in the Company’s proxy statement dated October 6, 2014. Based on that high level of shareholder approval, the Compensation Committee decided not to make any material changes to the Company’s compensation philosophies, policies and practices for the 2015 fiscal year compensation of the named executive officers. Based on the voting preference of the Company’s shareholders, advisory votes on executive officer compensation will be conducted every three years; accordingly, the next advisory vote will be conducted in 2017. The Compensation Committee will continue to take into account each such advisory vote in order to determine whether any subsequent changes to the Company’s executive compensation programs and policies would be warranted to reflect any shareholder concerns reflected in those advisory votes.

Compensation Decision-Making Process

The Compensation Committee meets on a regular schedule throughout the year to manage our compensation program.  The Compensation Committee reviews the principle components of compensation for our executive officers on an annual basis, typically before the beginning of the fiscal year.  As part of that review process, the Compensation Committee reviews and may adjust the base salaries of our named executive officers for the fiscal year.  The Compensation Committee also establishes the cash bonus plan for that fiscal year and determines the cash bonuses payable to our named executive officers for the preceding fiscal year based on achievement of the pre-specified performance goals for that prior year.  The Compensation Committee then meets again mid-year at which time the Compensation Committee may grant additional equity awards to our named executive officers to ensure their interests are aligned with shareholders and for retention.  The Compensation Committee also reviews and may revise compensation decisions at this time.

In setting executive compensation, the Compensation Committee takes into account a number of factors, including the nature and scope of the named executive officer's responsibilities, his or her individual performance level and contribution to the achievement of our corporate objectives, the experience level of the executive, the recommendations of our Chief Executive Officer for each individual's compensation package (other than his own) and the compensation trends in the industry.

Role of Compensation Consultant. Since March 2014, the Compensation Committee has retained Compensia to advise the committee on the compensation for executive officers and other senior officers. In April 2014, Compensia proposed and the

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Compensation Committee accepted a revised peer group of companies to be used in connection with a review of competitive compensation for our chief executive officer and chief financial officer. The peer group is now comprised of the following companies:

Applied Micro Circuits	IXYS	PMC-Sierra
Entropic Communications	Lattice Semiconductor	Power Integrations
Integrated Device Tech	Micrel	Peregrine Semiconductor
Intersil	Monolithic Power Systems	Semtech
Integrated Silicon Solution	M/A-COM Technology Solution	Silicon Image

In May 2014, Compensia provided the Compensation Committee with compensation data based on the peer group companies (for our chief executive officer, our chief financial officer and sales positions) and Radford survey data for companies with revenues in the range of $200 million to $500 million (for all officers), and analysis with respect to market positioning and the cost to bring the compensation of our executive officers to various levels of market.

Our Compensation Committee reviewed and considered such data but relied on its own judgment and experience in establishing and adjusting executive compensation for fiscal year 2015.

For a discussion of the specific responsibilities of our Compensation Committee, see "Board of Directors and Committees of the Board - Committees of the Board of Directors - Compensation Committee” above.

Role of Management.  Our Chief Executive Officer, with input from our Vice President of Human Resources, provides our Compensation Committee with his recommendations as to the base salary, cash bonus potential and long-term equity incentive award for each of our named executive officers other than himself based on that officer's level of responsibility, individual performance and contribution to the attainment of our strategic corporate objectives and market data. Our Compensation Committee takes the Chief Executive Officer's recommendations into consideration in setting named executive officer compensation, but retains complete discretionary authority to make all compensation-related decisions for our named executive officers.  Our Compensation Committee makes its compensation decisions with respect to the Chief Executive Officer on the basis of relevant market data furnished by Compensia and its subjective assessment of his individual performance and contributions to our overall corporate performance. Any decisions regarding our Chief Executive Officer's compensation are made without him present.

Compensation Structure

Elements of Compensation

We utilize three main components in structuring compensation programs for our named executive officers:

•
Base salary, which is the only fixed compensation element in our executive compensation program and is primarily used to recruit and retain executive talent and provide an element of economic security from year to year;

•	Performance-based cash bonuses that are primarily designed to reward achievement of financial and operational goals; and

•	Equity incentive awards designed to ensure long-term retention of our executive talent and align their interests with those of our shareholders.

We view each component of compensation as related but distinct. It is the practice of our Compensation Committee to allocate a substantial portion of each named executive officer's total compensation to performance and long-term incentive compensation as a result of the philosophy described above. There is no pre-established policy for the allocation of compensation between cash and non-cash components or between short-term and long-term components, and there are no pre-established ratios between the compensation of our Chief Executive Officer and that of the other named executive officers. Instead, our Compensation Committee determines the compensation of each named executive officer based on its review of the market data provided by Compensia, its subjective analysis of that individual's performance and contribution to our financial performance and the other factors identified in the Compensation Decision-Making Process section above to determine the appropriate level and balance of total compensation.  We believe that this approach allows us to tailor compensation for each

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named executive officer to attract, retain and motivate that executive officer within the parameters of our compensation philosophy.

Base Salaries

Base salaries are set at levels that are intended to recognize the experience, skills, knowledge and responsibilities required of all our named executive officers.  Each named executive officer's base salary level is typically reviewed on an annual basis and adjustments may be made to the individual's base salary on the basis of his or her level of performance, the overall performance of the Company and the various compensation trends in our industry.

In June 2014, the Compensation Committee reviewed the base salaries of the named executive officers for fiscal 2015 and increased the base salaries of the Chief Executive Officer and the other named executive officers by 3%.

The base salaries for the named executive officers effective July 1, 2014 as so adjusted were as follows:

Named Executive Officer	Annual Base Salary
Mike F. Chang	$415,236
Yifan Liang	$218,545
Yueh-Se Ho	$284,109
Hamza Yilmaz *	$284,109
Tony Grizelj **	$262,254

* Mr. Yilmaz resigned effective March 31, 2015.
**Mr. Grizelj resigned effective August 14, 2015.

In August 2014, Mr. Liang’s base salary was increased to $278,545 effective August 15, 2014 in connection with his appointment as the Chief Financial Officer of the Company.

Performance-Based and Other Cash Bonuses

Our named executive officers are eligible to receive a bonus under our annual Executive Incentive Plan.  Each year, our Compensation Committee establishes the performance objectives to be attained and the target bonuses payable based on the level of attainment of the specified goals.  Historically, we have paid a portion of the bonus following the end of the first six months of each fiscal year based on achievement of performance goals for that period.  The bonus payable based on a full fiscal year performance is then reduced by the amounts paid out for the first six-month period.

For fiscal year 2015 there were two performance goals weighted as follows: (1) revenue goal weighted 50% and (2) pro-forma operating income goal weighted 50%. A minimum of 80% of the target goal for revenue and 70% of the target goal for operating income had to be achieved for the payout under the respective goal. In addition, no bonus was payable under either performance goal if a minimum of 70% of the operating income target was not achieved. The actual bonus payable to an executive officer depended on the level of attainment of the performance goals with threshold amount payable upon attainment of 80% and 70% of the target goal for revenue and operating income, respectively, and maximum amount payable upon attainment of at least 115% of the goal. The target revenue and operating income for fiscal year 2015 were $342 million and $8.7 million (pro-forma), respectively.

The threshold, target and maximum bonuses payable to each of our named executive officers for fiscal year 2015 based on level of attainment of the performance goals are as follows:

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	Threshold Bonus	Target Bonus	Maximum Bonus
Named Executive Officer	% of Base Salary	% of Base Salary	% of Base Salary
Mike F. Chang	40%	100%	200%
Yifan Liang	20%	60%	120%
Yueh-Se Ho	20%	60%	120%
Hamza Yilmaz	20%	60%	120%
Tony Grizelj	20%	60%	120%

The operating income target for the period July 1, 2014 to December 31, 2014 and fiscal year 2015 were not attained and accordingly no bonus was payable on the basis of the performance for fiscal year 2015.

In connection with Mr. Liang’s appointment as Interim Chief Financial Officer on November 12, 2013, the independent members of the Board approved a cash bonus for Mr. Liang in the amount of $5,000 per month payable each month starting on November 2013 for so long as Mr. Liang remains as Interim Chief Financial Officer (pro-rated for any partial month of service). This special bonus ceased upon Mr. Liang’s appointment as Chief Financial Officer of the Company.

Equity Compensation Plans

Our equity award program is the primary vehicle for offering long-term incentives to our named executive officers and providing an inducement for long-term retention. Equity compensation represents a significant component of the total compensation package we provide to each of our named executive officers.  We believe this weighting is appropriate because it aligns the interests of our named executive officers with those of our shareholders and focuses their attention on the creation of shareholder value in the form of stock price appreciation. Historically, the equity awards to our named executive officers have been in the form of stock options. However, in April 2012, the Compensation Committee added restricted stock units as part of the Company’s long-term incentive program for named executive officers. The Company believes that restricted stock units are a valuable addition to its long-term incentive program for several reasons, including ongoing concerns over the dilutive effect of option grants on the Company’s outstanding shares, the Company’s desire to have a more direct correlation between the compensation expense it must record for financial accounting purposes and the actual value delivered to executive officers, and the fact that the incentive and retention value of a restricted stock unit award is less affected by market volatility than stock options.  We believe that the equity-based compensation provides our named executive officers with a direct interest in our long-term performance and creates an ownership culture that establishes a mutuality of interests between our named executive officers and our shareholders.

Equity awards granted to our named executive officers are approved by our Compensation Committee. Historically, the stock options vested over a five-year period of service.  In order to be competitive with market practice, the shares subject to our stock options granted to newly-hired executive officers and annual grants to executive officers now typically vest over a four-year period, with 25% of the shares to vest upon completion of one year of service measured from the grant date, and the balance to vest in 36 successive equal monthly installments upon completion of each additional month of service thereafter.  The shares subject to the restricted stock units granted to our named executive officers will vest over a four-year period measured from the grant date, with 25% vesting annually upon completion of each year of service during such period.

We typically make an initial stock option grant to a new named executive officer in connection with his or her commencement of employment. Additionally, our Compensation Committee reviews our equity compensation program periodically and may, at its discretion, grant additional equity awards to existing named executive officers consistent with our named executive officer compensation objectives.  In determining the size of those additional grants, our Compensation Committee typically takes into account the recommendations of our Chief Executive Officer and its own subjective assessment of the named executive officer’s performance and the retention value of his or her existing equity awards.

All stock options to our employees, including executive officers, and to our directors are granted at the closing price of our common stock as reported on the NASDAQ Global Market on the date of grant.

Fiscal Year 2015 Grants: On February 24, 2015, the Compensation Committee authorized, effective as of March 16, 2015, the grant of restricted stock units to each of our named executive officers for the number of our common shares indicated below.  Each restricted stock unit entitles the holder to receive one common share following vesting. Each award will vest 25% annually upon completion of each year of service measured from March 15, 2015 over a four-year period.

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Named Executive Officer	Option Grant (Shares)	Restricted Stock Unit (Shares)
Mike F. Chang	—	39,000

Yifan Liang	—	25,000

Yueh-Se Ho	—	23,000

Hamza Yilmaz	—	—

Tony Grizelj	—	20,000
In connection with Mr. Liang’s appointment as Chief Financial Officer of the Company, the Compensation Committee authorized the grant of a stock option to Mr. Liang to acquire up to 10,000 common shares and a restricted share unit award covering 2,000 common shares; the grants were effective August 15, 2014. The option has an exercise price per share of $9.07, the closing price per share on the effective grant date and vests over a four year period, with 25% of the shares to vest upon completion of one year of service measured from the grant date, and the balance to vest in 36 successive equal monthly installments upon completion of each additional month of service thereafter. The restricted share unit award vests over a four-year period measured from the grant date, with 25% vesting annually upon completion of each year of service during such period.

For more information concerning the stock options and restricted stock unit awards we granted to our named executive officers in 2015, please see “Grants of Plan-Based Awards 2015” below.

A subcommittee comprised of our Chief Executive Officer and Chief Financial Officer is authorized to grant stock options and restricted stock unit awards to newly-hired employees, other than executive officers, within prescribed limits specified by position and location of the employee pursuant to authority delegated to the subcommittee by the Board of Directors.  These grants are generally made on the 15th day of each month.

Severance and Change in Control Benefits

We have entered into an employment agreement with our Chief Executive Officer which sets forth certain terms and conditions governing his period of continued employment with us including certain benefits to which he would become entitled were his employment to be terminated involuntarily.  In addition, we have entered into retention agreements with each of our named executive officers pursuant to which such officers are entitled to certain severance benefits upon an involuntary termination of employment.  The employment agreement and retention agreements are summarized below in the section of this proxy entitled “Agreements Regarding Employment, Change in Control and Termination of Employment”.

Pursuant to his employment agreement, Dr. Chang's severance will depend upon whether the involuntary termination occurs in connection with a change in control.  If his employment is terminated by the Company (without cause) or he resigns for good reason within 12 months following a change in control, Dr. Chang will be entitled to (i) continued payment of base salary and health care coverage for a period of 24 months and (ii) full vesting acceleration of his outstanding equity awards.  In the case of such involuntary termination other than during the 12 months following a change in control, he will be entitled to continued payment of base salary and health care coverage for a period of 12 months and no accelerated vesting of his outstanding unvested equity awards.

Under the retention agreements, the named executive officer's severance will depend upon whether the involuntary termination occurs in connection with a change in control.  If such officer's employment is terminated by the Company (without cause) or he resigns for good reason within 12 months following a change in control, he will be entitled to (i) continued payment of base salary and health care coverage for a period of 6 months and (ii) vesting acceleration of his outstanding equity awards with respect to that number of shares in which he would have vested had he remained employed for an additional 12 months.  In the case of such involuntary termination other than during the 12 months following a change in control, he will be entitled to continued payment of base salary and health care coverage for a period of 6 months and no accelerated vesting of his outstanding unvested equity awards.

The severance benefits that we have provided in connection with a change in control situation are designed to serve two primary purposes: (i) encourage our named executive officers to remain our employee in the event of an actual or potential change in control transaction and (ii) align the interests of the named executive officers with those of the shareholders by enabling the named executive officers to consider acquisition transactions that are in the best interests of the shareholders and provide opportunities for the creation of substantial shareholder value without undue concern over whether those transactions

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may jeopardize their employment or their existing compensation arrangements.  Our Compensation Committee also believes that the severance benefits payable on an involuntary termination in the absence of a change in ownership serve as an important recruitment and retention tool that allows us to remain competitive in attracting and retaining executive talent.

In connection with Mr. Yilmaz’s resignation, the Company entered into a separation agreement pursuant to which he received the same severance payments and benefits payable upon a termination without cause. In addition, his outstanding vested options will remain exercisable until December 31, 2015. The Company also entered into an advisory services agreement with Mr. Yilmaz commencing October 1, 2015 and continuing until he obtains new employment or December 31, 2015 (if earlier) pursuant to which Mr. Yilmas will be paid $23,676 per month. All benefits payable to Mr. Yilmaz are conditioned on a general release of all claims.

Pursuant to the terms of our equity plans, outstanding options and restricted stock units awards held by our named executive officers and our other employees will accelerate upon a change in control unless those options or awards are assumed or otherwise replaced by the acquiring entity. The Compensation Committee believes that accelerated vesting under such a limited circumstance is appropriate because it protects a significant component of the named executive officer's total compensation in the event those options and awards would otherwise terminate in the acquisition and allows our named executive officers to remain focused on the Company's business without undue concern over this significant component of their compensation package should the Company become an acquisition target in a transaction in which the outstanding equity awards would not be assumed or replaced.

Our severance and change of control provisions for the named executive officers are discussed in more detail in "Potential Payments upon Termination of Employment" below.

Benefits and Other Compensation

We maintain broad-based employee benefit plans, which are provided to all eligible employees, including our named executive officers.  These plans provide group medical and dental coverage, life insurance, disability insurance, flexible spending accounts and a 401(k) savings program for our employees based in the United States.  We also offer bonuses for patented inventions, authoring technical articles and making technical presentations at major symposiums; our named executive officers are eligible to receive bonuses under these programs on the same basis as our other employees.

We believe these benefits are consistent with the benefits offered by companies with which we compete for employees and are necessary to attract and retain qualified employees.

Perquisites

We believe that cash and equity compensation are the key components needed to attract and retain our executive management.  As a result, we do not provide any substantial perquisites to our named executive officers.

Risk Assessment

The Compensation Committee believes the various components of the total compensation package of our named executive officers, as discussed above, are appropriately balanced so as to avoid any excessive risk taking by such individuals.  First, long-term equity awards tied to the market price of our common shares represent a significant component of executive officer compensation and promote a commonality of interest between the executive officers and our shareholders in increasing shareholder value.  In addition, at least a portion of the equity component is in the form of restricted stock units.  The use of such restricted stock units mitigates the potential risk that stock options pose in encouraging risk taking in the short term.  Restricted stock units provide varying levels of compensation as the market price of the Company’s common shares fluctuates over time and are less likely to contribute to excessive risk taking.  Furthermore, equity awards generally will vest over a period of years, and that vesting element encourages the award recipients to focus on sustaining our long-term performance.

Secondly, under the annual executive incentive bonus program, an individual target bonus amount is established for each named executive officer at each level of potential goal attainment.  Accordingly, at all levels of performance goal attainment, there are limits in place for the potential bonus payout.  In addition, a maximum bonus amount is established for each participant such that no participant may earn more than a fixed percentage of his base salary, which for fiscal year 2015 ranged from 100% to 200%, depending on the participant.

Accordingly, our overall compensation structure is not overly-weighted toward short-term incentives, and the

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Compensation Committee has taken what it believes are reasonable steps to protect against the potential of disproportionately large short-term incentives that might encourage excessive risk taking.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for certain compensation in excess of $1 million per year paid by a publicly held company to certain named executive officers.  Compensation that qualifies as performance-based for purposes of Section 162(m) is not subject to such deduction limitation, provided certain specified requirements are met. In addition, “grandfather” provisions may apply to certain compensation arrangements that were entered into by a company before it was publicly held and certain compensation arrangements and awards that are made during a specified period following the date the company becomes publicly held.

Non-performance-based compensation paid to our executive officers for fiscal 2015 did not exceed the $1 million limit per covered officer.  The restricted stock units awarded to our named executive officer in fiscal 2015 will not qualify as performance-based compensation. In addition, the bonuses provided to our named executive officers under the annual cash incentive program will not qualify as performance-based compensation for purposes of Section 162(m). However, we believe that in establishing the cash and equity incentive compensation programs for our executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor.  Accordingly, our Compensation Committee may provide one or more named executive officers with the opportunity to earn incentive compensation, whether through cash incentive programs or equity incentive programs, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code.

Summary Compensation Table

The following table provides information regarding the compensation paid during our fiscal year ended June 30, 2015 to our principal executive officer, the individual who served as our principal financial officers and our three other executive officers with aggregate compensation in excess of $100,000.  We refer to these individuals as our named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (2)		Total ($)
Mike F. Chang	2015	415,190	—		346,320	—	—	1,369		762,879
Chairman of the Board and Chief Executive Officer	2014	393,529	—		111,600	693,720	—	—		1,198,849
	2013	383,873	—		105,904	246,455	—	658		736,890

Yifan Liang	2015	269,908	10,000	(5)	240,140	44,150	—	1,369		565,567
Chief Financial Officer and Corporate Secretary	2014	199,957	35,667		52,080	269,780	—	—		557,484
	2013	202,039	11,885		12,396	28,841	—	471		255,632

Yueh-Se Ho	2015	284,077	—		204,240	—	—	7,459		495,776
Director and Chief Operating Officer	2014	269,256	—		66,960	308,320	—	4,396		648,932
	2013	262,650	22,317		38,304	89,143	—	7,039		412,414

Hamza Yilmaz (3)	2015	237,180	—		—	—	—	83,888	(6)	321,068
Chief Technology Officer	2014	259,645	—		66,960	308,320	—	8,395		643,320
	2013	262,650	22,317		38,304	89,143	—	9,744		422,158

Tony Grizelj (4)	2015	264,570	—		177,600	—	—	1,369		443,539
Vice President of Power Discrete Product Line	2014	243,428	—		33,480	192,700	—	—		469,608
	2013	212,140	12,479		19,714	45,883	—	471		290,687

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(1)
The amounts shown do not reflect compensation actually received by the named executive officer. Instead the dollar value shown represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718 without taking into account any estimated forfeitures related to service vesting conditions. For assumptions used in determining such grant date fair value, see Note 7 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities Exchange Commission on August 27, 2015.

(2)	Except as otherwise disclosed in the footnotes below, represents bonuses paid under our inventions and publication bonus program, and other de minimus compensation.

(3)	Mr. Yilmaz resigned his position as Chief Technology Officer effective as of March 31, 2015.

(4)	Mr. Grizelj resigned his position as Vice President of Power Discrete Product Line effective as of August 14, 2015.

(5)	Represents a special $5,000 per month bonus approved by the Board for the period Mr. Liang’s service as our Interim Chief Financial Officer.

(6)	Included $71,028 severance payment under Mr. Yilmaz's separation package.

20

Grants of Plan-Based Awards 2015

The following table sets forth information regarding grants of compensation in the form of plan-based awards made during the fiscal year ended June 30, 2015 to our named executive officers:

	Potential Payouts Under Non-Equity Incentive Plan Awards (1)				All Other RSUs Number of Securities Underlying Awards (#)		All Other Option Awards Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)(5)	Grant Date Fair Value of Options and RSUs ($)(6)
Name	Minimum ($)	Target ($)	Maximum ($)	Grant Date
Mike F. Chang	166,094	415,236	830,472	—	—		—	—	—
	—	—	—	3/16/2015	39,000	(2)	—	—	346,320

Yifan Liang	55,709	167,127	334,254	—	—		—	—	—
	—	—	—	8/15/2015	—		10,000	9.07	44,150
	—	—	—	8/15/2015	2,000	(3)	—	—	18,140
	—	—	—	3/16/2015	25,000	(2)	—	—	222,000

Yueh-Se Ho	56,822	170,465	340,931	—	—		—	—	—
	—	—	—	3/16/2015	23,000	(2)	—	—	204,240

Hamza Yilmaz (6)	56,822	170,465	340,931	—	—		—	—	—

Tony Grizelj (7)	52,451	157,352	314,705	—	—		—	—	—
	—	—	—	3/16/2015	20,000	(2)	—	—	177,600

(1)
Represents the performance-based awards for the fiscal year 2015 under our annual executive incentive plan. The material terms of the awards are discussed in the section of this proxy statement entitled “Compensation Discussion and Analysis - Compensation Structure - Elements of Compensation -Performance-based cash bonuses.” The specified performance goals were not attained and accordingly no bonuses were paid under these awards. However, discretionary bonuses were paid to Mr. Liang which are reported in the “Bonus” column of the Summary Compensation Table.

(2)
Each restricted stock unit award was granted under our 2009 Share Option/Share Issuance Plan. The units vest annually over a four-year period of service measured from March 15, 2015. Such units are also subject to accelerated vesting in the event of a change in control of our company as further described in “Agreements Regarding Employment, Change in Control and Termination of Employment.”

(3)
The restricted stock unit award was granted under our 2009 Share Option/Share Issuance Plan. The units vest annually over a four-year period of service measured from August 15, 2015. Such units are also subject to accelerated vesting in the event of a change in control of our company as further described in “Agreements Regarding Employment, Change in Control and Termination of Employment.”

(4)
The stock option was granted under our 2009 Share Option/Share Issuance Plan. The option vests over a four-year period, with 25% of the shares to vest upon completion of one year of service measured from August 15, 2014, and the balance to vest in 36 successive equal monthly installments upon completion of each additional month of service thereafter. Such option is also subject to accelerated vesting in the event of a change in control of our Company as further described in “Agreements Regarding Employment, Change in Control and Termination of Employment.”

(5)	The exercise price is set at the fair market value per common share on the grant date.

(6)
Reflects the grant-date fair value of the options and restricted stock unit awards as calculated in accordance with FASB ASC Topic 718 without taking into account any estimated forfeitures related to service vesting conditions. For assumptions used in determining such grant date fair value, see Note 7 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities Exchange Commission on August 27, 2015.

(6)	Mr. Yilmaz resigned his position as Chief Technology Officer effective as of March 31, 2015.

(7)	Mr. Grizelj resigned his position as Vice President of Power Discrete Product Line effective as of August 14, 2015.

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Outstanding Equity Awards at June 30, 2015

The following table sets forth information regarding equity awards held by the named executive officers as of June 30, 2015, the close of our 2015 fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Units of Stock That Have Not Vested ($)
Mike F. Chang	125,000	—		18.00	4/27/2020	—		—
	79,900	14,100		12.68	3/6/2021	—		—
	44,650	11,750	(2)	9.90	4/25/2022	2,612	(4)	22,829
	32,900	23,500	(3)	8.45	2/13/2023	6,267	(5)	54,774
	56,250	123,750	(3)	7.44	3/16/2024	11,250	(6)	98,325
	—	—		—	—	39,000	(7)	340,860
Total	338,700	173,100		—	—	59,129		516,788

Yifan Liang	10,000	—		6.40	1/30/2016	—		—
	10,000	—		8.60	10/26/2016	—		—
	20,000	—		13.00	2/6/2018	—		—
	15,000	—		18.00	4/27/2020	—		—
	9,350	1,650		12.68	3/6/2021	—		—
	5,225	1,375	(2)	9.90	4/25/2022	306	(4)	2,674
	3,850	2,750	(3)	8.45	2/13/2013	734	(5)	6,415
	21,875	48,125	(3)	7.44	3/16/2024	5,250	(6)	45,885
	—	10,000	(3)	9.07	8/14/2024	2,000	(8)	17,480
	—	—		—	—	25,000	(7)	218,500
Total	95,300	63,900		—	—	33,290		290,954

Yueh-So Ho	75,000	—		11.00	7/12/2017	—		—
	50,000	—		18.00	4/27/2020	—		—
	28,900	5,100		12.68	3/6/2021	—		—
	16,150	4,250	(2)	9.90	4/25/2022	945	(4)	8,259
	11,900	8,500	(3)	8.45	2/13/2023	2,267	(5)	19,814
	25,000	55,000	(3)	7.44	3/16/2024	6,750	(6)	58,995
	—	—		—	—	23,000	(7)	201,020
Total	206,950	72,850		—	—	32,962		288,088

Hamza Yilmaz	50,000	—		8.40	8/12/2019	—		—
(9)	15,000	—		10.50	11/11/2019	—		—
	40,000	—		13.00	2/6/2018	—		—
	49,165	—		18.00	4/27/2020	—		—
	96,885	—		7.60	5/4/2019	—		—
	27,200	—		12.68	3/6/2021	—		—
	14,875	—		9.90	4/25/2022	—		—
	10,625	—		8.45	2/13/2023	—		—
	20,000	—		7.44	3/16/2024	—		—
Total	323,750	—		—	—	—		—

Tony Grizelj	25,000	—		13.00	2/6/2018	—		—
	25,000	—		18.00	4/27/2020	—		—
	14,875	2,625		12.68	3/6/2021	—		—
	8,312	2,188	(2)	9.90	4/25/2022	487	(4)	4,256
	6,125	4,375	(3)	8.45	2/13/2023	1,167	(5)	10,200
	15,625	34,375	(3)	7.44	3/16/2024	3,375	(6)	29,498
	—	—		—	—	20,000	(7)	174,800
Total	94,937	43,563		—	—	25,029		218,754

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(1)
Each stock option was granted pursuant to one of our stock option/stock issuance plans for employees and other service providers. Unless described otherwise in the footnotes below, each option becomes exercisable over a five-year period, with 20% of the shares to become exercisable upon completion of one year of service measured from the vesting commencement date and the balance to become exercisable in 48 successive equal monthly installments upon the completion of each additional month of service thereafter.

(2)	This option becomes exercisable over forty-eight (48) successive equal monthly installments upon the optionee’s completion of each month of service measured from the vesting commencement date.

(3)
This option becomes exercisable over a four-year period, with 25% of the shares to become exercisable upon completion of one year of service measured from the vesting commencement date and the balance to become exercisable in 36 successive equal monthly installments upon the completion of each additional month of service thereafter.

(4)
This restricted stock unit award vests in a series of forty-eight (48) successive equal monthly installments upon the individual’s completion of each month of service measured from the award date on April 26, 2012. Shares that vest during a calendar quarter will be issued on the last day of such quarter.

(5)
This restricted stock unit award vests in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service measured from the award date on February 14, 2013.

(6)
This restricted stock unit award was granted on March 17, 2014 and vests in a series of four (4) successive equal annual installments upon the individual's completion of each year of service measured from March 15, 2014.

(7)
This restricted stock unit award vests in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service measured from the award date on March 16, 2015.

(8)
This restricted stock unit award vests in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service measured from the award date on August 15, 2014.

(9)	Mr. Yilmaz resigned his position as Chief Technology Officer effective as of March 31, 2015.

Option Exercises and Shares Vested

The following table provides information regarding option exercises and vesting of awards held by the named executive officers during the fiscal year ended June 30, 2015.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Mike F. Chang	—	—	10,016	89,264

Yifan Liang	—	—	2,484	22,096

Yueh-Se Ho	—	—	4,516	40,218

Hamza Yilmaz	1,883	2,636	4,233	37,790

Tony Grizelj	45,000	321,492	2,291	20,404

(1)
Value realized is determined by multiplying (i) the amount by which the market price of the common share on the date of exercise exceeded the exercise price by (ii) the number of shares for which the options were exercised.

(2)
Reflects shares pursuant to (i) a restricted stock unit award granted on April 26, 2012 that vests in 48 equal successive monthly installments, (ii) a restricted stock unit award granted on February 14, 2013 that vests in 4 equal annual installments and (iii) a restricted stock unit award granted on March 17, 2014 that vests in 4 equal annual installments. The number of shares subject to RSUs granted on April 26, 2012 is as follows: Dr. Chang - 12,533, Mr. Liang - 1,467, Dr. Ho - 4,533, Dr. Yilmaz - 4,533 and Mr. Grizelj - 2,333.  The shares that vest under the April 2012 award during a calendar quarter are issued on the last day of the quarter; pursuant to such issuance schedule, shares were issued on September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015.  The number of shares subject to RSUs granted on February 14, 2013 is as follows: Dr. Chang - 12,533, Mr. Liang - 1,467, Dr. Ho - 4,533, Dr. Yilmaz - 4,533 and Mr. Grizelj - 2,333.  The shares that vest under the February 2013 award are issued upon vesting.  The number of shares subject to RSUs granted on March 17, 2014 is as follows: Dr. Chang -15,000, Mr. Liang -7,000, Dr. Ho - 9,000, Dr. Yilmaz - 9,000 and Mr. Grizelj - 4,500.  The shares that vest under the March 2014 award are issued upon vesting.

(3)
Value realized is determined by multiplying (i) the market price of the common share on the applicable vesting date by (ii) the number of shares as to which each award vested on such date. The value realized based on the date of issuance of the shares under the April 26, 2012 award is as follows: Dr. Chang - $28,479, Mr. Liang - $3,336, Dr. Ho -$10,299, Dr. Yilmaz - $7,760 and Mr. Grizelj - $5,300.

Pension Benefits and Nonqualified Deferred Compensation

We do not provide a pension plan for our named executive officers, and none of our named executive officers participated in a nonqualified deferred compensation plan during the fiscal year ended June 30, 2015.

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Agreements Regarding Employment, Change in Control and Termination of Employment

Employment Agreement and Retention Agreements

We have entered into an employment agreement with Dr. Chang and retention agreements with each of our other named executive officers.

Pursuant to his April 28, 2010 employment agreement, Dr. Chang is entitled to a base salary of $325,000 per year. His base salary is subject to annual review and may be adjusted by our Compensation Committee at its discretion and is currently $415,236. In addition, Dr. Chang is eligible to receive a cash bonus in an amount determined by our Compensation Committee based on attainment of specified performance goals. Dr. Chang is also entitled to participate in the benefit plans generally available to our employees, such as group health care coverage and 401(k) plan participation.

 Under the terms of his employment agreement, should Dr. Chang's employment be involuntarily terminated by us without cause or by him for good reason at any time other than during the 12 months following a change in control of the Company, he will be entitled to receive (i) continued base salary for a period of 12 months and (ii) continued health care coverage for himself and his eligible dependents for a period of 12 months. Should Dr. Chang's employment be involuntarily terminated by us without cause or by him for good reason within 12 months following a change in control of the Company, he will be entitled to receive (i) continued base salary for a period of 24 months, (ii) continued health care coverage for himself and his eligible dependents for a period of 24 months, and (iii) accelerated vesting of his then unvested equity awards.

Pursuant to the retention agreements, each of our other named executive officers is entitled to receive severance payments and benefits upon an involuntary termination of his or her employment. Should the named executive officer's employment be involuntarily terminated by us without cause or by him or her for good reason at any time other than during the 12 months following a change in control of the Company, he or she will be entitled to receive (i) continued base salary for a period of 6 months, and (ii) continued health care coverage for himself and his eligible dependents for a period of 6 months. In the event that such involuntary termination occurs within 12 months following a change in control of the Company, then the named executive officer will be entitled to receive (i) continued base salary for a period of 6 months, (ii) continued health care coverage for himself/herself and his/her eligible dependents for a period of 6 months and (iii), each outstanding unvested equity award held by the terminated executive officer will accelerate with respect to that number of shares that would have vested had the officer remained in service for an additional 12 months.

 If any payment or benefit in connection with a change in control or the subsequent termination of Dr. Chang's or a named executive officer's employment would be subject to an excise tax under Section 280G of the Internal Revenue Code, then such payment of benefit will be reduced to the extent necessary to maximize his net after tax benefits.

 As a condition to the severance payments and benefits, each named executive officer (including Dr. Chang) must deliver a general release of all claims against us and our affiliates. In addition, severance benefits are conditioned on the executive's continued compliance with non-compete and non-solicitation restrictive covenants for the severance period.

 For purposes of Dr. Chang's employment agreement and the retention agreements with our named executive officers, the following definitions will be in effect:

A change in control will be deemed to occur upon (i) a merger, consolidation or other reorganization approved by our shareholders, unless our shareholders continue to own more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation; (ii) a sale of all or substantially all of our assets; or (iii) the acquisition by any person or related group of persons of more than fifty percent (50%) of the total combined voting power of our outstanding securities.

 A resignation for good reason will be deemed to occur should the individual resign from his employment with us for any of the following reasons during the applicable change in control protection period: (i) a material diminution in his authorities, duties or responsibilities; (ii) a reduction in his base compensation; (iii) a material relocation of his existing work site; or (iv) any material breach by us of any provision of any agreement we have with such individual.

An individual's employment will be deemed to have been terminated for cause if such termination occurs by reason of: (i) the commission of any act of fraud, embezzlement or dishonesty by the individual or his conviction of a felony, (ii) any unauthorized use or disclosure by the individual of confidential information or trade secrets of the Company (or any parent or subsidiary), (iii) any other misconduct by the individual adversely affecting the business or affairs of the Company in a material manner, (iv) the individual's failure to cure any breach of his obligations under certain agreements with the Company, or (v) the

24

individual's breach of any of his fiduciary duties as an officer or director of the Company.

Option and Restricted Stock Unit Acceleration

The options and restricted stock units awards granted to our named executive officers under our various equity plans will each vest on an accelerated basis as to all the shares in the event those options or awards are not assumed or otherwise replaced in connection with certain changes in control or ownership of the Company. The table below sets forth the intrinsic value of the options and the restricted stock unit awards held by each named executive officer that would accelerate in full (in accordance with the terms of the equity plans governing those options and awards) upon a change in control or ownership in which those options or awards and restricted stock units were not assumed or replaced had such change in control or ownership occurred on June 30, 2015:

Named Executive Officer	Intrinsic Value of Accelerated Options (1)	Intrinsic Value of Accelerated RSUs (2)
Mike F. Chang	$167,690	$516,788
Yifan Liang	$63,360	$290,955
Yueh-Se Ho	$73,965	$288,088
Hamza Yilmaz (3)	$—	$—
Tony Grizelj	$45,956	$218,753

(1)
Such intrinsic value is determined by multiplying (A) the amount by which the fair market value per common share on June 30, 2015 ($8.74 per share) exceeded the exercise price per share in effect under each option by (B) the number of unvested shares that would vest on an accelerated basis under such option.

(2)
Such value is determined by multiplying (A) the fair market value per common share on June 30, 2015 ($8.74 per share) by (B) the number of unvested shares that would vest on an accelerated basis under such award.

(3)	Mr. Yilmaz resigned as of March 31, 2015 and forfeited all unvested awards.

Potential Payments upon Termination of Employment

Termination in Absence of Change in Control. The following table provides the total dollar value of the compensation that each named executive officer would have been entitled to receive had his employment been terminated without cause or he had resigned for good reason on June 30, 2015 in the absence of a change in control of the Company:

Named Executive Officer	Cash Severance	Health Benefits (1)	Total
Mike F. Chang	$415,236	$14,433	$429,669
Yifan Liang	$139,273	$9,632	$148,905
Yueh-Se Ho	$142,055	$7,217	$149,272
Hamza Yilmaz	$—	$—	$—
Tony Grizelj	$131,127	$8,286	$139,413

(1)
Represents the aggregate full premium payments that would be required to be paid on behalf of each named executive officer to provide continued health insurance coverage under COBRA (based on the executive's health insurance coverage as of June 30, 2015) for the maximum period available to the executive.

(2)	Mr. Yilmaz is not included in the chart because he resigned as of March 31, 2015 and received the separation package described below under the heading “Mr. Yilmaz’s Separation Package”.

25

Termination in Connection with Change in Control. The following table provides the total dollar value of the compensation that each named executive officer would be entitled to receive if his or her employment was terminated without cause or he or she resigned for good reason on June 30, 2015 in connection with a change in control of the Company in which the outstanding awards are assumed, replaced or otherwise continued. If the outstanding awards are not assumed, replaced or otherwise continued in effect, then those awards will accelerate in full at the time of the change in control and the value of the acceleration will instead be as set forth in the table above titled:" Option and Restricted Stock Unit Acceleration".

Named Executive Officer	Cash Severance	Health Benefits (1)	Accelerated Vesting of Options (2)	Accelerated Vesting of Restricted Stock units (3)	Total
Mike F. Chang	$830,472	$28,866	$167,690	$516,787	$1,543,815

Yifan Liang	$139,273	$9,632	$23,229	$80,170	$252,304

Yueh-Se Ho	$142,055	$7,217	$27,479	$88,084	$264,835

Hamza Yilmaz (4)	$—	$—	$—	$—	$—

Tony Grizelj	$131,127	$8,286	$17,011	$62,886	$219,310

(1)
Represents the aggregate full premium payments that would be required to be paid on behalf of each named executive officer to provide continued health insurance coverage under COBRA (based on the executive's health insurance coverage as of June 30, 2015) for the maximum period available to the executive.

(2)
Represents the intrinsic value of the stock options that would vest on an accelerated basis in connection with such termination. Such intrinsic value is determined by multiplying (A) the amount by which the fair market value per common share on June 30, 2015 ($8.74 per share) exceeded the exercise price per share in effect under each option by (B) the number of unvested shares that vest on an accelerated basis under such option.

(3)
Represents the value of restricted stock units that would vest on an accelerated basis in connection with such termination. The value is determined by multiplying (A) the number of unvested units that would vest on an accelerated basis under the award by (B) the fair market value per common share on June 30, 2015 ($8.74 per share).

(4)	Mr. Yilmaz is not included in the chart because he resigned as of March 31, 2015 and received the separation package described below under the heading “Mr. Yilmaz’s Separation Package”.

Mr. Yilmaz’s Separation Package. In connection with Mr. Yilmaz’s resignation, the Company entered into a separation agreement pursuant to which he received continued base salary and health care coverage for a period of 6 months for an aggregate payment of $149,760. In addition, his outstanding vested options will remain exercisable until December 31, 2015. The Company also entered into an advisory services agreement with Mr. Yilmaz commencing October 1, 2015 and continuing until he obtains new employment or December 31, 2015 (if earlier) pursuant to which Mr. Yilmas will be paid $23,676 per month.

26

COMPENSATION COMMITTEE REPORT

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that the company specifically incorporates the information by reference in such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the members of the Compensation Committee of our Board of Directors:

Mr. Michael J. Salameh, Chairman
Mr. Robert I. Chen
Dr. King Owyang

27

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2015 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans. There are no outstanding options that the Company has assumed in connection with its acquisition of other companies, and there are currently no assumed plans under which the Company can grant options.

	Column (A)		Column (B)		Column (C)
	Number of				Number of
	Securities to be				Securities
	Issued Upon				Remaining Available
	Exercise of		Weighted		for Future Issuance
	Outstanding		Average		Under Equity
	Options,		Exercise		Compensation Plans
	Restricted Stock		Price of		(Excluding
	Units and Other		Outstanding		Securities Reflected
Plan Category	Rights		Options		in Column A)

Equity Compensation Plans Approved by Stockholders (1)	3,710,163	(2)(3)	10.77	(4)	2,384,447	(5)(6)

Equity Compensation Plans Not Approved by Stockholders	—		N/A		—

Total	3,710,163		10.77		2,384,447

(1)	Consists of the 2009 Share Option/Share Issuance Plan (“the 2009 Plan”) and the Employee Share Purchase Plan (“ESPP”) established in May 2010.

(2)
Includes 873,946 shares subject to restricted stock unit awards or RSUs that will entitle the holder to one share of common stock for each unit that vests over the holder’s period of continued service with the Company.

(3)
Excludes purchase rights accruing under the Company’s ESPP with a stockholder-approved reserve of 600,000 shares subject to the annual increase discussed in note (6) below. Under the ESPP, each eligible employee may purchase up to 875 shares of common stock at semi-annual intervals on the 14th of May and November each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.

(4)
The calculation does not take into account the 873,946 shares of common stock subject to outstanding RSUs. Such shares will be issued at the time the RSUs vest, without any cash consideration payable for those shares.

(5)
Consists of shares available for future issuance under the ESPP and the 2009 Plan. As of June 30, 2015, 455,217 shares of common stock were available for issuance under the ESPP, and 1,929,230 shares of common stock were available for issuance under the 2009 Plan. The 1,929,230 shares available for issuance under the 2009 Plan may be issued upon the exercise of stock options or stock appreciation rights, or those shares may be issued as stock bonuses or pursuant to restricted stock awards or RSUs which vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

(6)
The number of shares of common stock available for issuance under the 2009 Share Option/Share Issuance Plan automatically increases in January each calendar year during the term of the 2009 Plan, by the lesser of 3% of the total number of common shares outstanding on the last trading day of December in the immediately preceding calendar year, or 750,000 shares. The number of shares of common stock available for issuance under the ESPP established in May 2010 automatically increases in January of each calendar year during the term of the ESPP, by the lesser of 0.75% of the outstanding common shares on the last trading day of December in the immediately preceding calendar year, or 250,000 shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common shares, as of September 22, 2015, by:

•	each of our directors and executive officers named in the Summary Compensation Table of the Executive Compensation of this Proxy Statement;

•	all current directors, director nominees and named executive officers as a group; and

•	each person known to us to own beneficially more than 5% of our common shares.

The calculations in the shareholder table below are based on 22,548,666 common shares outstanding as of September 22, 2015. Beneficial ownership is determined in accordance with the rules of the SEC. All common shares issuable upon exercise of outstanding options and vesting of restricted stock units within 60 days following September 22, 2015 are deemed to be beneficially owned by the shareholder holding such options or units for the purpose of computing the number of shares beneficially owned by such shareholder. They are not, however, deemed to be outstanding for the purpose of computing the percentage ownership of any other shareholder.

Except as described in the footnotes below, we believe each shareholder has sole voting and investment power with respect to the common shares indicated in the table as beneficially owned. Unless otherwise indicated in the footnotes below, the principal address of each of the shareholders below is: c/o Alpha and Omega Semiconductor Incorporated, 475 Oakmead Parkway, Sunnyvale, California 94085.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Executive Officers:
Mike F. Chang (1)	4,535,504	19.8%
Yifan Liang (2)	115,642	*
Yueh-Se Ho (3)	508,968	2.2%
Robert I. Chen (4)	13,988	*
King Owyang (5)	18,988	*
Michael L. Pfeiffer (6)	13,363	*
Michael J. Salameh (7)	19,983	*
Hamza Yilmaz (8)	310,273	1.4%
Tony Grizelj (9)	70,946	*

All Directors and Executive Officers as a group (10)	5,607,655	23.7%
5% Shareholder:
Fidelity Management & Research -FMR LLC (11)	3,440,966	15.3%
Raging Capital Management, LLC (12)	2,473,624	11.0%
Gagnon Securities LLC and Mr. Neil Gagnon (13)	2,468,412	10.9%

*	Beneficially owns less than 1% of our outstanding common shares.

29

(1)
Includes 375,858 common shares subject to options exercisable within 60 days of September 22, 2015 and 522 common shares subject to restricted stock unit awards that will be issued within 60 days of September 22, 2015.

(2)
Includes 107,869 common shares subject to options exercisable within 60 days of September 22, 2015 and 61 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(3)
Includes 221,941 common shares subject to options exercisable within 60 days of September 22, 2015 and 189 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(4)
Includes 7,500 common shares subject to options exercisable within 60 days of September 22, 2015 and 1,122 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(5)
Includes 12,500 common shares subject to options exercisable within 60 days of September 22, 2015 and 1,122 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(6)
Includes 6,875 common shares subject to options exercisable within 60 days of September 22, 2015 and 1,122 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(7)
Includes 7,500 common shares subject to options exercisable within 60 days of September 22, 2015 and 1,122 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(8)
Includes 303,750 common shares subject to options exercisable within 60 days of September 22, 2015 and zero common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(9)
Includes 67,514 common shares subject to options exercisable within 60 days of September 22, 2015 and zero common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(10)
Includes 1,111,307 common shares subject to options exercisable within 60 days of September 22, 2015 and 5,260 common shares subject to restricted share unit awards that will be issued within 60 days of September 22, 2015.

(11)
According to a Schedule 13G/A filed on February 13, 2015, FMR LLC is the beneficial owner of 3,440,966 common shares.  FMR LLC has sole power to vote or direct the vote of 377,000 shares and sole power to dispose or to direct the disposition of 3,440,966 shares.  The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(12)
According to a Schedule 13G filed on August 10, 2015, Raging Capital Management LLC is the beneficial owner of 2,473,624 common shares directly held by Raging Capital Master Fund, Ltd. (the “Fund”).  Raging Capital Management LLC is the investment manager of the Fund and Mr. William C. Martin is the Chairman, Chief Investment Officer and Managing Member of Raging Capital Management LLC. Each of Raging Capital Management LLC, the Fund and Mr. Martin has shared voting power of 2,473,624 shares and shared disposition power of 2,473,624 shares.  The address for Raging Capital Management LLC is Ten Princeton Avenue, P.O. Box 228, Rocky Hill, New Jersey 08553.

(13)
According to a Schedule 13G/A filed on February 10, 2015, Neil Gagnon has sole voting and dispositive power over 194,232 shares and shared voting power over 2,209,814 shares and shared dispositive power over 2,274,180 shares. Mr. Gagnon is the managing member and principal owner of Gagnon Securities LLC. Mr. Gagnon and Gagnon Securities LLC may be deemed to share voting power with respect to 1,375,372 shares and dispositive power with respect to 1,425,791 shares.  The address for Gagnon Securities LLC is 1370 Ave. of the Americas, Suite 2400, New York, NY 10019.

None of our existing shareholders has different voting rights from other shareholders. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.

30

RELATED PARTY TRANSACTIONS

On August 3, 2015, the Board of Directors of the Company appointed Mr. Daniel Kuang Ming Chang as Senior Vice President of marketing, an executive officer position with the responsibility to oversee all of the Company’s marketing efforts and product lines. On September 1, 2015, the Compensation Committee of the Board approved an increase of Mr. Chang’s annual base salary from $229,473 to $260,000.

Mr. Stephen Chang, who is the son of Dr. Mike Chang, our Chief Executive Officer, was employed by the Company as Senior Director of Product Marketing since July 1, 2015, and he receives an annual base salary of $165,000. In addition, on March 16, 2015, Mr. Chang was granted 1,500 restricted share units which will vest annually in equal installments over a four-year period commencing on March 15, 2016.

Indemnification Arrangements

We have entered into indemnification agreements with our directors and executive officers that provide our directors and executive officers with additional protection regarding the scope of the indemnification set forth in our Bye-laws. Pursuant to these agreements, we will indemnify each such person (to the fullest extent permitted by Bermuda law) against all costs and expenses, including expense advances, incurred in connection with any claim by reason or arising out of any event or occurrence relating to the fact that such person is our director or executive officer or is serving at our request at another corporation or entity, or by reason of any activity or inactivity while serving in such capacity. However, we are not obligated to indemnify our directors or executive officers under these agreements if:

•	indemnification is prohibited by our Bye-laws or applicable law;

•	the action initiated by the person is not authorized by our Board of Directors; or

•	a court determines that the person did not act in good faith and in a manner that such officer or director reasonably believed to be in or not opposed to the best interests of the company.

Policies and Procedures

The Audit Committee of the Board of Directors is responsible for establishing policies and procedures for reviewing and approving all related party transactions as defined under Securities and Exchange Commission rules and regulations. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the Audit Committee generally reviews the material facts of any such transaction and approves such transaction.

To identify related party transactions, each year we submit and require our directors and officers to complete director and officer questionnaires identifying transactions with the Company in which the director or officer or their family members have a conflict of interest. The Company reviews the questionnaires for potential related party transactions. In addition, at meetings of the Audit Committee, management may recommend related party transactions to the committee, including the material terms of the proposed transactions, for its consideration. In making its decision to approve or ratify a related party transaction, the Audit Committee may consider all relevant facts and circumstances available to the committee, including factors such as the aggregate value of the transaction, whether the terms of the related party transaction are no less favorable than terms generally available in an arms' length transaction and the benefit of such transaction to us.

31

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended June 30, 2015. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that the company specifically incorporates the information by reference in such filing.

The Audit Committee is currently comprised of three independent directors: Mr. Michael L. Pfeiffer, its Chairman, and Messrs. Michael J. Salameh and Mr. Robert I. Chen. Mr. Pfeiffer was appointed to the Audit Committee and as chairman in January 2014. Mr. Chen was appointed to the Audit Committee in January 2014, and Mr. Salameh was appointed to the Audit Committee in November 2013. The purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of our independent registered public accounting firm.

The Audit Committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in our financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm for the last fiscal year, Grant Thornton LLP (“Grant Thornton”), was responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee's charter, the Audit Committee's responsibility is to provide oversight of and to review those processes. The Audit Committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The Audit Committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in their report on our financial statements.

The Audit Committee has reviewed and discussed the audited financial statements with our management. Management is responsible for maintaining adequate internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Audit Committee was kept apprised of the progress of management's assessment of our internal control over financial reporting and provided oversight to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management at meetings throughout the year. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of our internal control over financial reporting. The Audit Committee reviewed this report of management and Item 9A, “Control and Procedures,” contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC, as well as Grant Thornton's reports of independent registered public accounting firm (included in our Annual Report on Form 10-K) relating to its audits of the consolidated financial statements and of internal control over financial reporting. The Audit Committee has reviewed with management and Grant Thornton (a) matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as amended and (b) the additional analyses undertaken and procedures performed by us to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

In addition, the Audit Committee has reviewed and discussed the audited financial statements with Grant Thornton, including such items set forth in Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees or any successor standard. The Audit Committee has received from the independent registered public accounting firm, Grant Thornton, the written disclosures and the letter required by the PCAOB, and the Audit Committee has discussed with Grant Thornton the independence of the independent registered public accounting firm.

After review of all discussions and all written correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to our Board of Directors that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

The Audit Committee

Mr. Michael L. Pfeiffer, Chairman
Mr. Robert I. Chen
Mr. Michael J. Salameh

32

PROPOSAL NO. 2
Amendment of Bye-law

 Our Board has unanimously approved an amendment to the Company’s Bye-laws to, among other things, update and clarify the advance notice requirements for shareholders to bring businesses, including nomination of directors, to the annual general meetings and special general meetings. Under Bermuda laws, any changes to the Company’s Bye-laws require the approval of shareholders.

Purpose of Amendment

The Company’s current Bye-laws was adopted at the time of its initial public offering in April 2010 and has not been updated despite significant changes in corporate governance regulations and practices in the U.S. The primary purpose of this proposed amendment is to update and clarify certain procedures relating to general meetings of shareholders in order to ensure that the Board and the Company can be more responsive to shareholder proposals. Specifically, the proposed amendment will update the advance notice requirements such that the Board and the Company would receive all information and materials necessary to determine the merit of the proposal and to comply with any applicable rules and regulations, and to make certain other technical changes.

Description of the Amendment
The Company proposes to amend the Bye-laws to:

•
Clarify and enhance advance notice provisions of annual general meeting by providing additional requirements for advance notices for shareholder proposals and nominations, including additional disclosure requirements regarding beneficial ownership of shares by proposing shareholder; qualifications of director candidates; information regarding proposing shareholders; and the obligations to update and supplement the advance notice;

•
Enhance certain procedural requirements for bringing a business at special meetings, including but not limited to, advance notice requirements for nomination of directors; delivery of questionnaires; representation; and requirement for proposing shareholders to attend special meetings; and

•	Clarify the Chairman’s authority to postpone and cancel general meetings of shareholder.

The foregoing summary of the proposed amendments to the Bye-laws is qualified in its entirety by reference to the full text of the Amended and Restated Bye-laws of the Company, a copy of which is attached as Appendix A to this proxy statement and incorporated herein by reference. Changes to the texts of the original Bye-laws are indicated by underlining and deletion of the texts.

Pursuant to the Company’s Bye-laws, our Board requests your vote on the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company hereby approve the amendment to the Company’s Bye-laws to update and clarify the advance notice provisions and to make other technical changes as set forth in the Amended and Restated Bye-laws attached as Appendix A to the Proxy Statement for the 2015 Annual General Meeting of Shareholder, and that such Amended and Restated Bye-laws are hereby approved and adopted.

If the Amended and Restated Bye-laws is approved by the shareholders at the Annual Meeting, it will become effective immediately following the Annual Meeting and will apply to all future general meetings of shareholders. If the Amended and Restated Bye-laws is not approved, our Bye-laws will remain as currently in effect.

The approval of the resolution to amend the Bye-laws and adopt the Amended and Restated Bye-law requires the affirmative votes of a majority of votes cast by shareholders voting in person or by proxy.

33

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S BYE-LAWS.

34

PROPOSAL NO. 3
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm to conduct the audit for the fiscal year ending June 30, 2016. Shareholders are asked to approve and ratify the appointment of Grant Thornton as our independent registered public accounting firm, and to authorize our Board of Directors, acting through our Audit Committee, to determine the remuneration of such accounting firm.

Grant Thornton has served as the Company's independent registered public accounting firm for the fiscal years ended June 30, 2014 and 2015. Grant Thornton has issued a Report of Independent Registered Public Accounting Firm for our audited consolidated financial statements as of June 30, 2014 and 2015 which appeared in our annual report on Form 10-K filed with the SEC on August 27, 2015.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Grant Thornton served as our independent registered public accounting firm and conducted the audit of our financial statements for the fiscal years ended June 30, 2015 and 2014. The following table presents the aggregate fees for professional services and other services rendered by Grant Thornton for fiscal years ended June 30, 2015 and 2014:

	Year ended Jun 30,
	2015	2014
	(in thousands)
Audit Fees	$1,030	$938
Audit Related Fees	—	—
Tax Fees	2	—
Other Services Fees	—	—

Total	$1,032	$938

Audit fees:  These fees generally relate to professional services rendered for the audits of the consolidated financial statements of Alpha and Omega Semiconductor Inc and its internal control over financial reporting, quarterly reviews, subsidiary or equity investment audits, issuance of comfort letters, consents, income tax provision reviews, and assistance with and review of documents filed with the SEC.

Audit-related fees:  These fees generally relate to assurance and other services related to the performance of the audit or review of Alpha and Omega Semiconductor Inc’s financial statements or that are traditionally performed by the independent registered public accounting firm, issuance of consents, internal control reviews, attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and financial audits of employee benefit plans.

Tax fees:  These fees generally relate primarily to tax compliance, including review and preparation of corporate and expatriate tax returns, assistance with tax audits, review of the tax treatment for certain expenses, extra-territorial tax analysis, and tax due diligence relating to acquisitions.  They also include fees for state and local tax planning and consultations with respect to various domestic and international tax matters.

Other Services fees:  These fees generally relate to reviews for compliance with various government regulations, risk management and treasury reviews and assessments and audits of various contractual arrangements.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm and the fees for these services. These services may include audit services, audit-related services, tax services and other services.

35

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
THE 2016 ANNUAL GENERAL MEETING

Under Rule 14a-8 of the Exchange Act, for a shareholder proposal to be considered for inclusion in the proxy statement for the 2016 annual general meeting of shareholders, we must have received the written proposal by such shareholder no later than June 12, 2016. Such proposals must comply with the other provisions of Rule 14a-8 and additional applicable SEC rules regarding the inclusion of shareholder proposals in the proxy materials. In addition, the proxy solicited by the Board of Directors for the Annual Meeting in 2016 will confer discretionary authority to vote on any shareholder proposal presented at that meeting, if we do not receive notice of such proposal prior to September 10, 2016.

If you wish to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you may use the procedures set forth in the Bye-laws to make a shareholder proposal, including director nominations, not intended to be included in our proxy statement under Rule 14a-8 so long as such proposal complies with our Bye-laws. Assuming that the proposed amendment to the Bye-laws under Proposal 2 is approved, shareholder nominations and proposals may be voted on at an annual general meeting of shareholders only if such nominations and proposals are submitted to us pursuant to written notice timely and accompanied by certain information. To be timely, a shareholder's written notice must be received by us not less than 60 nor more than 180 days to the date set for the annual general meeting of shareholders (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year's annual general meeting of shareholders). The notice must contain the information specified in Sections 59 and 60 of our Bye-laws with respect to the person to be nominated as director and include all material information on the proposal, statement or resolution to be put to the meeting, together with details of shareholder submitting the proposal, statement or resolution and such other information as may from time to time be specified by our Board. Under Section 60(4) of Bye-laws, the advance notice must include, but are not limited to, the following information:

•	the meeting at which the person nominated is proposed for election as a director;

•
information relating to direct and indirect beneficial ownership of shares, including ownership of derivative instrument, by the shareholders and their affiliates and associates acting in concert with the shareholders;

•	any agreement, arrangement, relationship by the shareholders that may increase or decrease the voting power of the shareholders;

•
a description of direct and indirect compensation, material monetary agreement and other related party transactions between the shareholders and their affiliates and associated acting in concert therewith and the nominees;

•	a signed questionnaire by the nominee regarding his or her background, qualifications and other representations;

•	a written consent of the nominee to his being named in a proxy statement as a nominee and to serve as a Director, if elected; and

•	any other information relating to such shareholder that would be required to be disclosed in the proxy statement under the Exchange Act;

In addition, the shareholder will be required to update and supplement, if necessary, the advance notice so the information is true and correct as of date of the annual meeting and as of the date that is 10 business days from the meeting. Our Board of Directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Bye-laws and whether any such proposal will be acted upon at the annual general meeting of shareholders. All shareholder proposals and shareholder nominations should be mailed to Alpha and Omega Semiconductor Limited, Board of Directors, c/o Investor Relations, Alpha and Omega Semiconductor, Inc. 475 Oakmead Parkway, Sunnyvale, CA 94085.

Moreover, Section 79 of the Companies Act 1981 of Bermuda, as amended, provides that shareholders representing either (i) 5% of the total voting rights of the shares eligible to vote at a general meeting of shareholders, or (ii) not less than 100 shareholders may propose any resolution which may properly be moved at the next annual general meeting of shareholders. Upon timely receipt of notice, we shall, at the expense of such shareholder(s), give our other shareholders entitled to receive notice of the next annual general meeting of shareholders notice of such proposed resolution. To be timely, the proposal requiring notice of a resolution must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate a statement in

36

respect of any matter to come before an annual general meeting of shareholders by notice deposited at our registered office not less than one week prior to the annual general meeting of shareholders.

37

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board of Directors, the executive officers of the Company and persons who beneficially own more than ten percent of the outstanding common shares are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their beneficial ownership of the common share and their transactions in such common shares. Based upon (i) the copies of Section 16 reports which the Company received from such persons for their fiscal year 2015 transactions in the common shares and their common share holdings, and (ii) written representation that no other reports were required, the Company believes that all reporting requirements under Section 16 for such year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners., except that Dr. Mike Chang filed one late Form 4 covering one reportable transaction; Dr. Yueh-Se Ho filed one late Form 4 covering one reportable transaction; Mr. Hamza Yilmaz filed one late Form 4 covering one reportable transaction; Mr. Tony Grizlj filed one late Form 4 covering one reportable transaction; Mr. Michael J. Salameh filed one late Form 4 covering one reportable transaction; and Mr. Yifan Liang filed two late Forms 4 covering two reportable transactions.

38

OTHER MATTERS

The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holder named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with his best judgment.

By order of the Board of Directors,

Mike F. Chang
Chairman of the Board of Directors
Dated October , 2015

39

Appendix A

Amended and Restated Bye-laws
of
Alpha and Omega Semiconductor Limited
([~~Adopted by a resolution passed by the shareholders of the Company on 10 February 2010 and~~
~~17 March 2010 and effective on April 29,~~][ ~~2010~~]Effective as of )

I N D E X

SUBJECT	Bye-Law No.
Interpretation	1-3
Share Capital	3
Alteration Of Capital	3
Share Rights	4-5
Variation Of Rights	5-6
Shares	6
Share Certificates	7
Lien	8
Calls On Shares	8-9
Forfeiture Of Shares	9-10
Register Of Members	10-11
Record Dates	11
Transfer Of Shares	11-12
Transmission Of Shares	12-13
Untraceable Members	13-14
General Meetings	14
Notice Of General Meetings	14-15
Proceedings At General Meetings	15-16
Voting	16-18
Proxies	18-19
Corporations Acting By Representatives	19
No Action by Written Resolutions Of Members	19
Board Of Directors	19-20
Disqualification Of Directors	20-21
Executive Directors	21
Alternate Directors	21-22
Directors’ Fees And Expenses	22
Directors’ Interests	22-23
General Powers Of The Directors	23-25
Borrowing Powers	25
Proceedings Of The Directors	25-27
Audit Committee	27
Officers	27-28
Register of Directors and Officers	28
Minutes	28
Seal	29
Authentication Of Documents	29
Destruction Of Documents	29-30
Dividends And Other Payments	30-33
Reserves	33
Capitalisation	33-34
Accounting Records	34

Audit	34-35
Notices	35-36
Signatures	37
Winding Up	37
Indemnity	37
Alteration Of Bye-laws	38
Information	38

Appendix A

INTERPRETATION
1.In these Bye-laws, unless the context otherwise requires, the words standing in the first column of the following table shall bear the meaning set opposite them respectively in the second column.

WORD	MEANING
“Act”	the Companies Act 1981 of Bermuda.
“Audit Committee”	the audit committee of the Company formed by the Board established pursuant to Bye-law 124.
“Auditor”	the independent auditor of the Company which shall be an internationally recognized firm of independent accountants.
“Bye-laws”	these Bye-laws in their present form or as supplemented or amended or substituted from time to time.
“Board” or “Directors”	the board of directors of the Company or the directors present at a meeting of directors of the Company at which a quorum is present.
“capital”	the share capital from time to time of the Company.

“clear days”	in relation to the period of a notice that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
“clearing house”
a clearing house recognised by the laws of the jurisdiction in which the shares of the Company (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Company”	Alpha and Omega Semiconductor Limited.
“competent regulatory authority”
a competent regulatory authority in the territory where the shares of the Company (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such territory.

“debenture” and “debenture holder”	include debenture stock and debenture stockholder respectively.
“Designated Stock Exchange”	The NASDAQ Stock Market
“dollars” and “$”	dollars, the legal currency of the United States of America.
“Exchange Act”	the Securities Exchange Act of 1934, as amended.
“head office”	such office of the Company as the Directors may from time to time determine to be the principal office of the Company.

WORD	MEANING
“Member”	a duly registered holder from time to time of the shares in the capital of the Company.
“month”	a calendar month.
“Notice”	written notice unless otherwise specifically stated and as further defined in these Bye-laws.
“Office”	the registered office of the Company for the time being.
“paid up”	paid up or credited as paid up.
“Register”	the principal register and where applicable, any branch register of Members of the Company to be kept pursuant to the provisions of the Act.
“Registration Office”
in respect of any class of share capital such place as the Board may from time to time determine to keep a branch register of Members in respect of that class of share capital and where (except in cases where the Board otherwise directs) the transfers or other documents of title for such class of share capital are to be lodged for registration and are to be registered.

“Seal”	common seal or any one or more duplicate seals of the Company (including a securities seal) for use in Bermuda or in any place outside Bermuda.
“Secretary”	any person firm or corporation appointed by the Board to perform any of the duties of secretary of the Company and includes any assistant, deputy, temporary or acting secretary.
“Statutes”	the Act and every other act of the Legislature of Bermuda for the time being in force applying to or affecting the Company, its memorandum of association and/or these Bye-laws.
“Treasury Share”	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.
“year”	a calendar year.

2.    In these Bye-laws, unless there be something within the subject or context inconsistent with such construction:
(a)    words importing the singular include the plural and vice versa;
(b)    words importing a gender include both gender and the neuter;
(c)    words importing persons include companies, associations and bodies of persons whether corporate or not;
(d)    the words:
(i)    “may” shall be construed as permissive;

(ii)    “shall” or “will” shall be construed as imperative;
(e)    expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography and other modes of representing words or figures in a visible form and including where the representation takes the form of electronic display, provided that both the mode of service of the relevant document or notice and the Member’s election comply with all applicable Statutes, rules and regulations;
(f)    references to any act, ordinance, statute or statutory provision shall be interpreted as relating to any statutory modification or re-enactment thereof for the time being in force;
(g)    save as aforesaid words and expressions defined in the Statutes shall bear the same meanings in these Bye-laws if not inconsistent with the subject in the context;
(h)    references to a document being executed include references to it being executed under hand or under seal or by electronic signature or by any other method and references to a notice or document include a notice or document recorded or stored in any digital, electronic, electrical, magnetic or other retrievable form or medium and information in visible form whether having physical substance or not; and
(i)    a resolution shall be an ordinary resolution when it has been passed by a simple majority of votes cast by such Members as, being entitled so to do, vote in person or, in the case of any Member being a corporation, by its duly authorised representative or, where proxies are allowed, by proxy at a general meeting.
SHARE CAPITAL
3.    (1)    The share capital of the Company at the date on which these Bye-laws come into effect shall be divided into 50,000,000 common shares of $0.002 each (“Common Shares”) and 10,000,000 preferred shares of $0.002 each (“Preferred Shares”).
(2)    Subject to the Act, the Company’s memorandum of association and, where applicable, the rules of any Designated Stock Exchange and/or any competent regulatory authority, any power of the Company to purchase or otherwise acquire its own shares for cancellation or acquire them as Treasury Shares shall be exercisable by the Board upon such terms and subject to such conditions as it thinks fit.
(3)    Neither the Company nor any of its subsidiaries shall directly or indirectly give financial assistance to a person who is acquiring or proposing to acquire shares in the Company for the purpose of that acquisition whether before or at the same time as the acquisition takes place or afterwards PROVIDED that nothing in this Bye-law shall prohibit transactions permitted by the Act.
ALTERATION OF CAPITAL
4.    The Company in general meeting may from time to time in accordance with Section 45 of the Act:
(a)    increase its capital by such sum, to be divided into shares of such amounts, as the resolution shall prescribe;
(b)    consolidate and divide all or any of its capital into shares of larger amount than its existing shares;

(c)    divide its shares into several classes and without prejudice to any special rights previously conferred on the holders of existing shares attach thereto respectively any preferential, deferred, qualified or special rights (including without limitations, rights to dividend or preferences on liquidation), privileges, conditions or such restrictions which in the absence of any such determination by the Company in general meeting, as the Directors may determine provided always that where the Company issues shares which do not carry voting rights, the words “non-voting” shall appear in the designation of such shares and where the equity capital includes shares with different voting rights, the designation of each class of shares, other than those with the most favourable voting rights, must include the words “restricted voting” or “limited voting”;
(d)    sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association (subject, nevertheless, to the Act), and may by resolution determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have any such preferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;
(e)    change the currency denomination of its share capital;
(f)    make provision for the issue and allotment of shares which do not carry any voting rights; and
(g)    cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any person, and diminish the amount of its capital by the amount of the shares so cancelled.
5.    The Board may settle as it considers expedient any difficulty which arises in relation to any consolidation and division under the last preceding Bye-law and in particular but without prejudice to the generality of the foregoing may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion amongst the Members who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to their purchaser or resolve that such net proceeds be paid to the Company for the Company’s benefit. Such purchaser will not be bound to see to the application of the purchase money nor will his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.
6.    The Company may from time to time, subject to any confirmation or consent required by law, reduce its authorised or issued share capital or any share premium account or other undistributable reserve in any manner permitted by law.
7.    Except so far as otherwise provided by the conditions of issue, or by these Bye-laws, any capital raised by the creation of new shares shall be treated as if it formed part of the original capital of the Company, and such shares shall be subject to the provisions contained in these Bye-laws with reference to the payment of calls and instalments, transfer and transmission, forfeiture, lien, cancellation, surrender, voting and otherwise.
SHARE RIGHTS
8.    Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.

9.    Without limitation to the provisions of Bye-law 9A below and subject to the Act, any preferred shares may be issued or converted into shares that, at a determinable date or at the option of the Company or the holder if so authorised by its memorandum of association, are liable to be redeemed on such terms and in such manner as may be determined by the the Board (before the issue or conversion).
9(A)    (1)    The holders of Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to Preferred Shares):
(a)    be entitled to one vote per share;
(b)    be entitled to such dividends as the Board may from time to time declare;
(c)    in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the Company’s assets, if any, remaining after the payment of all of the Company’s debts and liabilities, subject to any liquidation preference on any issued and outstanding preferred shares; and
(d)    generally be entitled to enjoy all of the rights attaching to shares.
9(A)    (2)    The Board is authorised to provide for the issuance of the Preferred Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preferred Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preferred Shares, to vary the rights attached to any other series of Preferred Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:
(a)    the number of shares constituting that series and the distinctive designation of that series;
(b)    the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;
(c)    whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;
(d)    whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;
(e)    whether or not the shares of that series shall be redeemable or repurchaseable, and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;
(f)    whether that series shall have a sinking fund for the redemption or repurchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)    the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;
(h)    the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and
(i)    any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.
9(A)    (3)    Any Preferred Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preferred Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board or as part of any other series of Preferred Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preferred Shares.
9(A)    (4)    At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.
9(A)    (5)    All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.
VARIATION OF RIGHTS
10.    Subject to the Act and without prejudice to Bye-law 8, all or any of the special rights for the time being attached to the shares or any class of shares may, unless otherwise provided by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up) be varied, modified or abrogated with the sanction of a resolution passed at least two-thirds of the votes cast by Members having a right to attend and vote at a separate general meeting of the holders of the shares of that class. To every such separate general meeting all the provisions of these Bye-laws relating to general meetings of the Company shall, mutatis mutandis, apply, but so that:
(a)    the necessary quorum (whether at a separate general meeting or at its adjourned meeting) shall be a person or persons or (in the case of a Member being a corporation) its duly authorised representative together holding or representing by proxy not less than 50% in nominal value of the issued shares of that class;
(b)    every holder of shares of the class shall be entitled on a poll to one vote for every such share held by him; and
(c)    any holder of shares of the class present in person or by proxy or authorised representative may demand a poll.
11.    The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be varied, modified or abrogated by the creation or issue of further shares ranking pari passu therewith.
SHARES
12.    (1)    Subject to the Act, and these Bye-laws and, where applicable, the rules of any Designated Stock Exchange and without prejudice to any special rights or restrictions for the time being attached to any shares or any class of shares, the unissued shares of the Company (whether forming part of the original or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may in its absolute discretion determine but so that no shares shall be issued at a discount. Neither the Company nor the Board shall be obliged, when making or granting any allotment of, offer of, option over or disposal of shares, to make, or make available, any such offer, option or shares to Members or others with registered addresses in any particular territory or territories being a territory or territories where, in the absence of a registration statement or other special formalities, this would or might, in the opinion of the Board, be unlawful or impracticable. Members affected as a result of the foregoing sentence shall not be, or be deemed to be, a separate class of members for any purpose whatsoever.
(2)    The Board may issue options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of shares or securities in the capital of the Company on such terms as it may from time to time determine.
13.    The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the Act, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one and partly in the other.
14.    Except as required by law, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any fractional part of a share or (except only as otherwise provided by these Bye-laws or by law) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.
15.    Subject to the Act and these Bye-laws, the Board may at any time after the allotment of shares but before any person has been entered in the Register as the holder, recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the Board considers fit to impose.
SHARE CERTIFICATES

16.    Every share certificate shall be issued under the Seal or a facsimile thereof or with the Seal printed thereon and shall specify the number and class and distinguishing numbers (if any) of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine. No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any person.
17.    (1)    In the case of a share held jointly by several persons, the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to one of several joint holders shall be sufficient delivery to all such holders.
(2)    Where a share stands in the names of two or more persons, the person first named in the Register shall as regards service of notices and, subject to the provisions of these Bye-laws, all or any other matters connected with the Company, except the transfer of the shares, be deemed the sole holder thereof.
18.    Every person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class or several certificates each for one or more of such shares of such class upon payment for every certificate after the first of such reasonable out-of-pocket expenses as the Board from time to time determines.
19.    Share certificates shall be issued within the relevant time limit as prescribed in the Act or as the Designated Stock Exchange may from time to time determine, whichever is the shorter, after allotment or, except in the case of a transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgment of a transfer with the Company.
20.    (1)    Upon every transfer of shares the certificate held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and a new certificate shall be issued to the transferee in respect of the shares transferred to him at such fee as is provided in paragraph (2) of this Bye-law. If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him at the aforesaid fee payable by the transferor to the Company in respect thereof.
(2)    The fee referred to in paragraph (1) above shall be an amount not exceeding the relevant maximum amount as the Designated Stock Exchange may from time to time determine provided that the Board may at any time determine a lower amount for such fee.
21.    If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed a new certificate representing the same shares may be issued to the relevant Member upon request and on payment of such fee as the Designated Stock Exchange may determine to be the maximum fee payable or such lesser sum as the Board may determine and, subject to compliance with such terms (if any) as to evidence and indemnity and to payment of the costs and reasonable out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of damage or defacement, on delivery of the old certificate to the Company provided always that where share warrants have been issued, no new share warrant shall be issued to replace one that has been lost unless the Directors are satisfied beyond reasonable doubt that the original has been destroyed.
21(A)    Notwithstanding anything herein contained, any class of shares may be held in uncertificated form and, if permitted by the Act, the transfer of title to such shares may be and in accordance with such regulations as the Board may determine from time to time. Any provision in these Bye-laws which is in any respect inconsistent with the holding of shares of any class in uncertificated form and the transfer of title to such shares shall not apply.
LIEN
22.    The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company shall also have a first and paramount lien on every share (not being a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his estate to the Company whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any person other than such member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his estate and any other person, whether a Member of the Company or not. The Company’s lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof. The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.
23.    Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen (14) clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfilment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.
24.    The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person entitled to the share at the time of the sale. To give effect to any such sale the Board may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.
CALLS ON SHARES
25.    Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days’ Notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares. A call may be extended, postponed or revoked in whole or in part as the Board determines but no member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.
26.    A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by instalments.
27.    A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made. The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect thereof or other moneys due in respect thereof.
28.    If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate (not exceeding twenty per cent. (20%) per annum) as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.
29.    No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or instalments due by him to the Company, whether alone or jointly with any other person, together with interest and expenses (if any) shall have been paid.
30.    On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.
31.    Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.
32.    On the issue of shares the Board may differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.
33.    The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money’s worth, all or any part of the moneys uncalled and unpaid or instalments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide. The Board may at any time repay the amount so advanced upon giving to such Member not less than one month's Notice of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced. Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.
FORFEITURE OF SHARES
34.    (1)    If a call remains unpaid after it has become due and payable the Board may give to the person from whom it is due not less than fourteen (14) clear days’ Notice:
(a)    requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and
(b)    stating that if the Notice is not complied with the shares on which the call was made will be liable to be forfeited.

(2)    If the requirements of any such Notice are not complied with, any share in respect of which such Notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.
35.    When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share. No forfeiture shall be invalidated by any omission or neglect to give such Notice.
36.    The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.
37.    Until cancelled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and may be sold, re-allotted or otherwise disposed of to such person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.
38.    A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Directors shall in their discretion so require) interest thereon from the date of forfeiture until payment at such rate (not exceeding twenty per cent. (20%) per annum) as the Board determines. The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares. For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and the date of actual payment.
39.    A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share. When any share shall have been forfeited, notice of the declaration shall be given to the Member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.
40.    Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.
41.    The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

42.    The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.
REGISTER OF MEMBERS
43.    (1)    The Company shall keep in one or more books a Register of its Members and shall enter therein the following particulars, that is to say:
(a)    the name and address of each Member, the number and class of shares held by him and the amount paid or agreed to be considered as paid on such shares;
(b)    the date on which each person was entered in the Register; and
(c)    the date on which any person ceased to be a Member.
(2)    Subject to the Act, the Company may keep an overseas or local or other branch register of Members resident in any place, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register and maintaining a Registration Office in connection therewith.
44.    The Register and branch register of Members, as the case may be, shall be open to inspection between 10 a.m. and 12 noon on every business day by members of the public without charge at the Office or such other place at which the Register is kept in accordance with the Act. The Register including any overseas or local or other branch register of Members may, after notice has been given by advertisement in an appointed newspaper and where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange or by any electronic means as may be accepted by the Designed Stock Exchange to that effect, be closed at such times or for such periods not exceeding in the whole thirty (30) days in each year as the Board may determine and either generally or in respect of any class of shares.
RECORD DATES
45.    For the purpose of determining the Members entitled to notice of or to vote at any general meeting, or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the Board may fix, in advance, a date as the record date for any such determination of Members, which date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.
If the Board does not fix a record date for any general meeting, the record date for determining the Members entitled to a notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with these Bye-laws notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If corporate action without a general meeting is to be taken, the record date for determining the Members entitled to express consent to such corporate action in writing, when no prior action by the Board is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its head office. The record date for determining the Members for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of the Members of record entitled to notice of or to vote at a meeting of the Members shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.
TRANSFER OF SHARES
46.    Subject to these Bye-laws, any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in any other form approved by the Board and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Board may approve from time to time.
47.    The instrument of transfer shall be executed by or on behalf of the transferor and the transferee provided that the Board may dispense with the execution of the instrument of transfer by the transferee in any case which it thinks fit in its discretion to do so. Without prejudice to the last preceding Bye-law, the Board may also resolve, either generally or in any particular case, upon request by either the transferor or transferee, to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. Nothing in these Bye-laws shall preclude the Board from recognising a renunciation of the allotment or provisional allotment of any share by the allottee in favour of some other person.
48.    (1)    The Board may, in its absolute discretion, and without giving any reason therefor, refuse to register a transfer of any share (not being a fully paid up share) to a person of whom it does not approve, or any share issued under any share incentive scheme for employees upon which a restriction on transfer imposed thereby still subsists, and it may also, without prejudice to the foregoing generality, refuse to register a transfer of any share to more than four (4) joint holders or a transfer of any share (not being a fully paid up share) on which the Company has a lien.
(2)    No transfer shall be made to an infant or to a person of unsound mind or under other legal disability.
(3)    The Board in so far as permitted by any applicable law may, in its absolute discretion, at any time and from time to time transfer any share upon the Register to any branch register or any share on any branch register to the Register or any other branch register. In the event of any such transfer, the shareholder requesting such transfer shall bear the cost of effecting the transfer unless the Board otherwise determines.
(4)    Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time determine, and which agreement the Board shall, without giving any reason therefor, be entitled in its absolute discretion to give or withhold), no shares upon the Register shall be transferred to any branch register nor shall shares on any branch register be transferred to the Register or any other branch register and all transfers and other documents of title shall be lodged for registration, and registered, in the case of any shares on a branch register, at the relevant Registration Office, and, in the case of any shares on the Register, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act.
49.    Without limiting the generality of the last preceding Bye-law, the Board may decline to recognise any instrument of transfer unless:-
(a)    a fee of such maximum sum as the Designated Stock Exchange may determine to be payable or such lesser sum as the Board may from time to time require is paid to the Company in respect thereof;

(b)    the instrument of transfer is in respect of only one class of share;
(c)    the instrument of transfer is lodged at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or the Registration Office (as the case may be) accompanied by the relevant share certificate(s) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and
(d)    if applicable, the instrument of transfer is duly and properly stamped.
50.    If the Board refuses to register a transfer of any share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and transferee notice of the refusal.
51.    The registration of transfers of shares or of any class of shares may, after notice has been given by advertisement in any newspapers or by any other means in accordance with the requirements of any Designated Stock Exchange to that effect be suspended at such times and for such periods (not exceeding in the whole thirty (30) days in any year) as the Board may determine.
TRANSMISSION OF SHARES
52.    If a Member dies, the survivor or survivors where the deceased was a joint holder, and his legal personal representatives where he was a sole or only surviving holder, will be the only persons recognised by the Company as having any title to his interest in the shares; but nothing in this Bye-law will release the estate of a deceased Member (whether sole or joint) from any liability in respect of any share which had been solely or jointly held by him.
53.    Subject to Section 52 of the Act, any person becoming entitled to a share in consequence of the death or bankruptcy or winding-up of a Member may, upon such evidence as to his title being produced as may be required by the Board, elect either to become the holder of the share or to have some person nominated by him registered as the transferee thereof. If he elects to become the holder he shall notify the Company in writing either at the Registration Office or Office, as the case may be, to that effect. If he elects to have another person registered he shall execute a transfer of the share in favour of that person. The provisions of these Bye-laws relating to the transfer and registration of transfers of shares shall apply to such notice or transfer as aforesaid as if the death or bankruptcy of the Member had not occurred and the notice or transfer were a transfer signed by such Member.
54.    A person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share. However, the Board may, if it thinks fit, withhold the payment of any dividend payable or other advantages in respect of such share until such person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of Bye-law 75(2) being met, such a person may vote at meetings.
UNTRACEABLE MEMBERS
55.    (1)    Without prejudice to the rights of the Company under paragraph (2) of this Bye-law, the Company may cease sending cheques for dividend entitlements or dividend warrants by post if such cheques or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending cheques for dividend entitlements or dividend warrants after the first occasion on which such a cheque or warrant is returned undelivered.
(2)    The Company shall have the power to sell, in such manner as the Board thinks fit, any shares of a Member who is untraceable, but no such sale shall be made unless:
(a)    all cheques or warrants in respect of dividends of the shares in question, being not less than three in total number, for any sum payable in cash to the holder of such shares in respect of them sent during the relevant period in the manner authorised by the Bye-laws have remained uncashed;
(b)    so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such shares or of a person entitled to such shares by death, bankruptcy or operation of law; and
(c)    the Company, if so required by the rules governing the listing of shares on the Designated Stock Exchange, has given notice to, and caused advertisement in newspapers in accordance with the requirements of, the Designated Stock Exchange to be made of its intention to sell such shares in the manner required by the Designated Stock Exchange, and a period of three (3) months or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.
For the purpose of the foregoing, the “relevant period” means the period commencing twelve years before the date of publication of the advertisement referred to in paragraph (c) of this Bye-law and ending at the expiry of the period referred to in that paragraph.
(3)    To give effect to any such sale the Board may authorise some person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such person shall be as effective as if it had been executed by the registered holder or the person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as it thinks fit. Any sale under this Bye-law shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.
GENERAL MEETINGS
56.    An annual general meeting of the Company shall be held in each year other than the year in which its statutory meeting is convened at such time and place as may be determined by the Board.
57.    Each general meeting, other than an annual general meeting, shall be called a special general meeting. General meetings may be held in any part of the world as may be determined by the Board.
58.    The Board may whenever it thinks fit call special general meetings, and Members holding at the date of deposit of the requisition not less than one-tenth of the paid up capital of the Company carrying the right of voting at general meetings of the Company shall at all times have the right, by written requisition to the Board or the Secretary of the Company, to require a special general meeting to be called by the Board for the transaction of any lawful business specified in such requisition If within twenty-one (21) days of such deposit the Board fails to proceed duly to convene such meeting the requisitionists themselves may do so in accordance with the provisions of Section 74(3) of the Act.
NOTICE OF GENERAL MEETINGS AND ORDER OF BUSINESS
59.    (1)    An annual general meeting and a special general meeting shall be called by not less than five (5) clear days’ Notice. A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws be deemed to have been properly called if it is so agreed:
(a)    in the case of a meeting called as an annual general meeting, by all the Members entitled to attend and vote thereat; and
(b)    in the case of any other meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five per cent. (95%) in nominal value of the issued shares giving that right.
(2)    The notice shall specify the time and place of the meeting and, in case of special business, the general nature of the business. The notice convening an annual general meeting shall specify the meeting as such. Notice of every general meeting shall be given to all Members other than to such Members as, under the provisions of these Bye-laws or the terms of issue of the shares they hold, are not entitled to receive such notices from the Company, to all persons entitled to a share in consequence of the death or bankruptcy or winding-up of a Member and to each of the Directors and the Auditors.
(3)    The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting.
60.    (1)    Annual General Meetings. At any annual general meeting, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual general meeting, nominations and proposals of other business must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly requested to be brought before the annual general meeting by a Member in accordance with the applicable provisions of Bye-laws 60. For nominations of persons for election to the Board or proposals of other business to be properly requested by a Member to be made at an annual general meeting, a Member must (A) be both a Member at the time of the giving of notice of such annual general meeting by or at the direction of the Board and be a Member at the time of the annual general meeting, (B) be entitled to vote at such annual general meeting, and (C) comply with the procedures set forth in these Bye-laws. Subject to section 79 of the Act this Bye-law shall contain the exclusive means for a Member to make nominations or bring other business proposals (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Company’s notice of meeting) at or before an annual general meeting or a special general meeting.
(2)    Special General Meetings. (a)    At any special general meeting, only such business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting.

(b) To be properly brought before a special general meeting, proposals of business must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly brought before the special general meeting, by or at the direction of the Board or by any Member. Only such nominations of persons for election to the Board may be made at a special general meeting at which Directors are to be elected, as shall have been properly brought before the meeting.
(c)    For nominations to be properly made at a special general meeting, nominations must be specified in the Company’s notice of meeting (or any supplement thereto), (x) by or at the direction of the Board or (y) provided that the Board has determined that Members may nominate persons for election to the Board at such general meeting, by any Member of the Company who is a Member at the time of giving of notice provided for in Bye-law 59, who shall be entitled to vote at the general meeting and who complies with the notice procedures set forth in these Bye-laws.
(d)    For nominations to be properly brought before a special general meeting by a Member pursuant to these Bye-laws, the Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to or mailed and received at the registered office of the Company (A) not earlier than 120 days prior to the date of the special general meeting nor (B) later than the later of 90 days prior to the date of the special general meeting or the 10th day following the day on which public announcement of the date of the special general meeting was first made.
(3)    Advance Notice Requirements for Annual General Meeting Without qualification or limitation, for any nominations or any other business to be properly brought before an annual general meeting by a Member pursuant to Bye-law 60(1), the Member must have given timely notice thereof and timely updates and supplements thereof in writing to the Secretary and such other business must otherwise be a proper matter for shareholder action, including compliance with Bye-law 60(4) regarding the content of the Member’s notice.
[~~(3)    Not~~]        (a)    To be timely, a Member’s notice in writing shall be delivered to the Secretary at the principal executive offices of the Company, not less than sixty (60) nor more than one hundred and eighty (180) clear days [~~advance notice in writing shall at all times be required~~]prior to the first anniversary of the preceding year’s annual general meeting, for the nomination, other than by or at the direction or approval of the Board, of candidates for election as directors, as well as any other proposals, statements or resolutions to be put forward by Members for consideration at an annual general meeting[~~. Such notice must be received by the Company not less than sixty (60) nor more than one hundred and eighty (180) clear days prior to the date appointed for the annual general meeting (or if such date is not at the time of such nomination or proposal known, the anniversary of the prior year’s annual general meeting)~~], provided, however, that in the event the annual general meeting is called for on a date that is not within thirty (30) days before or after such anniversary date, notice by the Member to be timely must be so received by the Company not later than the close of business on the tenth (10th) day following the day on which the first public announcement of the date of the annual meeting was made or the notice of the annual general meeting was mailed, whichever first occurs. [~~The notice must contain the information specified in Bye-Law 59(4) with respect to the person to be nominated as Director and all material information on the proposal, statement or resolution to be put to the meeting, together with details of the Member submitting the proposal, statement or resolution and such other information as may from time to time be specified by the Board~~]In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a Member’s notice as described above. The foregoing rights in relation to proposals, statements or resolutions are in addition to any rights conferred by the Act.

[~~(4)    A notice of nomination from a Member shall:~~]
[~~(a)    specify the meeting at which the person nominated is proposed for election as a Director;~~]
[~~(b)    contain all such information relating to the nominee as is required in solicitations of proxies for the election of Directors or as may be otherwise required pursuant to Section 14 of, and Schedule 14A under, the United States Securities Exchange Act of 1934, as amended;~~]
[~~(c)    state the names and addresses, as they appear in the Register, of the Member(s)~~]
(b)    In addition, to be timely, a Member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the date for the meeting and as of the date that is ten (10) business days prior to the date for the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five (5) business days prior to the date for the meeting.
(4)    To be in proper form, a Member’s notice given pursuant to this Bye-law 60 to the Secretary must include the following, as applicable
(a)    As to the Member giving the notice and the [~~class and number of shares which are held by such Member(s) at the date of the notice and be signed by such Member(s); and~~]
[~~(d)    be accompanied by the written consent of the nominee to his being named in a proxy statement as a nominee and to serving as a Director, if elected.~~]
[~~60.    The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting~~]beneficial owner, if any, on whose behalf the nomination or proposal is made, a Member’s notice must set forth: (A) the name and address of such Member, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (B) (i) the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such Member, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard of whether the Member of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right (a “Derivative Instrument”) directly or indirectly owned beneficially by such Member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Member has a right to vote or direct the vote of any class or series of shares of the Company, (iv) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Member, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such Member with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (“Short Interests”), (v) any rights to dividends on the shares of the Company owned beneficially by such Member that are separated or separable from the underlying shares of the Company, (vi) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (vii) any performance-related fees (other than an asset-based fee) that such Member is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including without limitation any such interests held by members of such Member’s immediate family sharing the same household, (viii) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such Member, and (ix) any direct or indirect interest of such Member in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (C) any other information relating to such Member and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;
(b)    If the notice relates to any business other than a nomination of a Director or Directors that the Member proposes to bring before the meeting, a Member’s notice must, in addition to the matters set forth in paragraph (i) above, also set forth: (A) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such Member and beneficial owner, if any, in such business, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration) and (C) a description of all agreements, arrangements and understandings between such Member and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Member;
(c)    As to each person, if any, whom the Member proposes to nominate for election or reelection to the Board, a Member’s notice must, in addition to the matters set forth in paragraph (i) above, also set forth: (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Member and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Member making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and
(d)    With respect to each person, if any, whom the Member proposes to nominate for election or reelection to the Board, a Member’s notice must, in addition to the matters set forth in paragraphs (a) and (c) above, also include a completed and signed questionnaire, representation and agreement required by Bye-law 60(5). The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Member’s understanding of the independence, or lack thereof, of such nominee.
(e)    To be eligible to be a nominee for election or reelection as a Director, any person who has been proposed by a Member to be nominated pursuant to the procedures in Bye-law 60(1) or Bye-law 60(2) must deliver (in accordance with the applicable time periods prescribed for delivery of notice under Bye-law 60 to the Secretary at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company.
(5)    Notwithstanding the foregoing provisions of this Bye-law 60, unless otherwise required by law, if the Member (or a qualified representative of the Member) does not appear at the annual or special general meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Company. To be considered a qualified representative of the Member, a person must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meetings.
PROCEEDINGS AT GENERAL MEETINGS

61.    (1)    All business shall be deemed special that is transacted at a special general meeting, and also all business that is transacted at an annual general meeting, with the exception of sanctioning dividends, the reading, considering and adopting of the accounts and balance sheet and the reports of the Directors and Auditors and other documents required to be annexed to the balance sheet, the election of Directors and appointment of Auditors and other officers in the place of those retiring, the fixing of the remuneration of the Auditors, and the voting of remuneration or extra remuneration to the Directors.
(2)    No business other than the appointment of a chairman of a meeting shall be transacted at any general meeting unless a quorum is present at the commencement of the business. At any general meeting of the Company, two (2) Members entitled to vote and present in person or by proxy or (in the case of a member being a corporation) by its duly authorised representative representing not less than 50% in nominal value of the total issued voting shares in the Company throughout the meeting shall form a quorum for all purposes.
62.    If within thirty (30) minutes (or such longer time not exceeding one hour as the chairman of the meeting may determine to wait) after the time appointed for the meeting a quorum is not present, the meeting, if convened on the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week at the same time and place or to such time and place as the Board may determine. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, the meeting shall be dissolved.
63.    The president of the Company or the chairman, if one is appointed shall preside as chairman at every general meeting. If at any meeting the president or the chairman, as the case may be, is not present within fifteen (15) minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, or if no such officer is appointed, the Directors present shall choose one of their number to act, or if one Director only is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, or if the chairman chosen shall retire from the chair, the Members present in person or (in the case of a Member being a corporation) by its duly authorised representative or by proxy and entitled to vote shall elect one of their number to be chairman.
64.    (1)    The chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place as the meeting shall determine, but no business shall be transacted at any adjourned meeting other than the business which might lawfully have been transacted at the meeting had the adjournment not taken place. When a meeting is adjourned for fourteen (14) days or more, at least seven (7) clear days’ notice of the adjourned meeting shall be given specifying the time and place of the adjourned meeting but it shall not be necessary to specify in such notice the nature of the business to be transacted at the adjourned meeting and the general nature of the business to be transacted. Save as aforesaid, it shall be unnecessary to give notice of an adjournment.
(2)    The Board may, and the Secretary on instruction from the Board shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned by the Members under these Bye-laws) provided that notice of postponement or cancellation is given to the Members before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with these Bye-laws.
65.    If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairman of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

VOTING
66.    Subject to any special rights or restrictions as to voting for the time being attached to any shares by or in accordance with these Bye-laws, at any general meeting on a show of hands every Member present in person or by proxy or being a corporation, is present by a representative duly authorised under Section 78 of the Act, shall have one vote and on a poll every Member present in person or by proxy or, in the case of a Member being a corporation, by its duly authorised representative shall have one vote for every fully paid share of which he is the holder but so that no amount paid up or credited as paid up on a share in advance of calls or instalments is treated for the foregoing purposes as paid up on the share. Notwithstanding anything contained in these Bye-laws, where more than one proxy is appointed by a Member which is a clearing house (or its nominee(s)), each such proxy shall have one vote on a show of hands. A resolution put to the vote of a meeting shall be decided on a show of hands unless voting by way of a poll is required by the rules of the Designated Stock Exchange or (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded:
(a)    by the chairman of such meeting; or
(b)    by at least three Members present in person or (in the case of a Member being a corporation) by its duly authorised representative or by proxy for the time being entitled to vote at the meeting; or
(c)    by a Member or Members present in person or (in the case of a Member being a corporation) by its duly authorised representative or by proxy and representing not less than one-tenth of the total voting rights of all Members having the right to vote at the meeting; or
(d)    by a Member or Members present in person or (in the case of a Member being a corporation) by its duly authorised representative or by proxy and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all shares conferring that right; or
(e)    if required by the rules of the Designated Stock Exchange, by any Director or Directors who, individually or collectively, hold proxies in respect of shares representing five per cent. (5%) or more of the total voting rights at such meeting.
A demand by a person as proxy for a Member or in the case of a Member being a corporation by its duly authorised representative shall be deemed to be the same as a demand by a Member.
67.    Unless a poll is duly demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.
68.    If a poll is duly demanded the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The Company shall only be required to disclose the voting figures on a poll if such disclosure is required by the rules of the Designated Stock Exchange.
69.    A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner (including the use of ballot or voting papers or tickets) and either forthwith or at such time (being not later than thirty (30) days after the date of the demand) and place as the chairman directs. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll not taken immediately.
70.    The demand for a poll shall not prevent the continuance of a meeting or the transaction of any business other than the question on which the poll has been demanded, and, with the consent of the chairman, it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.
71.    On a poll votes may be given either personally or by proxy.
72.    A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.
73.    In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of such meeting shall be entitled to a second or casting vote in addition to any other vote he may have.
74.    Where there are joint holders of any share any one of such joint holder may vote, either in person or by proxy, in respect of such share as if he were solely entitled thereto, but if more than one of such joint holders be present at any meeting the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Bye-law be deemed joint holders thereof.
75.    (1)    A Member who is a patient for any purpose relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as if he were the registered holder of such shares for the purposes of general meetings, provided that such evidence as the Board may require of the authority of the person claiming to vote shall have been deposited at the Office, head office or Registration Office, as appropriate, not less than forty-eight (48) hours before the time appointed for holding the meeting, or adjourned meeting or poll, as the case may be.
(2)    Any person entitled under Bye-law 53 to be registered as the holder of any shares may vote at any general meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that forty-eight (48) hours at least before the time of the holding of the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his entitlement to such shares, or the Board shall have previously admitted his right to vote at such meeting in respect thereof.
76.    No Member shall, unless the Board otherwise determines, be entitled to attend and vote and to be reckoned in a quorum at any general meeting unless he is duly registered and all calls or other sums presently payable by him in respect of shares in the Company have been paid.
77.    If:
(a)    any objection shall be raised to the qualification of any voter; or
(b)    any votes have been counted which ought not to have been counted or which might have been rejected; or

(c)    any votes are not counted which ought to have been counted;
the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.
PROXIES
78.    Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another person as his proxy to attend and vote instead of him. A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf at a general meeting of the Company or at a class meeting. A proxy need not be a Member. A proxy shall be entitled to exercise the same powers on behalf of a Member who is an individual and for whom he acts as proxy as such Member could exercise. In addition, a proxy shall be entitled to exercise the same powers on behalf of a Member which is a corporation and for which he acts as proxy as such Member could exercise if it were an individual Member.
79.    The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorised to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.
80.    The instrument appointing a proxy and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a certified copy of such power or authority, shall be delivered to such place or one of such places (if any) as may be specified for that purpose in or by way of note to or in any document accompanying the notice convening the meeting (or, if no place is so specified at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, not less than twenty-four (24) hours before the time appointed for the taking of the poll and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of twelve (12) months from the date named in it as the date of its execution, except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within twelve (12) months from such date. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.
81.    Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may, if it thinks fit, send out with the notice of any meeting forms of instrument of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

82.    A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office or the Registration Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other document sent therewith) two (2) hours at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, at which the instrument of proxy is used.
83.    Anything which under these Bye-laws a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Bye-laws relating to proxies and instruments appointing proxies shall apply mutatis mutandis in relation to any such attorney and the instrument under which such attorney is appointed.
CORPORATIONS ACTING BY REPRESENTATIVES
84.    (1)    Any corporation which is a Member may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or any class of Members. The person so authorised shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual Member and such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present thereat.
(2)    If a clearing house or depositary (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it thinks fit to act as its representatives at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Bye-law shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house or depositary (or its nominee(s)) as if such person was the registered holder of the shares of the Company held by the clearing house or depositary (or its nominee(s)) including the right to vote individually on a show of hands.
(3)    Any reference in these Bye-laws to a duly authorised representative of a Member being a corporation shall mean a representative authorised under the provisions of this Bye-law.
NO ACTION BY WRITTEN RESOLUTIONS OF MEMBERS
85.    Any action required or permitted to be taken at any annual or special general meetings of the Company may be taken only upon the vote of the Members at an annual or special general meeting duly noticed and convened in accordance with these Bye-laws and the Act and may not be taken by written resolution of Members without a meeting.
BOARD OF DIRECTORS
86.    (1)    Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than two (2). There shall be no maximum number of Directors unless otherwise determined from time to time by the Members in general meeting. The Directors shall be elected or appointed in the first place at the statutory meeting of Members and thereafter in accordance with the Bye-laws or at any special general meeting called for such purpose and who shall hold office for such term as the Members may determine or, in the absence of such determination, in accordance with the Bye-laws until their successors are elected or appointed or their office is otherwise vacated. Any general meeting may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

(2)    The Directors shall have the power from time to time and at any time to appoint any person as a Director either to fill a casual vacancy on the Board or, subject to authorisation by the Members in general meeting, as an addition to the existing Board but so that the number of Directors so appointed shall not exceed any maximum number determined from time to time by the Members in general meeting. Any Director appointed by the Board to fill a casual vacancy shall hold office until the first general meeting of Members after his appointment and be subject to re-election at such meeting and any Director appointed by the Board as an addition to the existing Board shall hold office only until the next following annual general meeting of the Company and shall then be eligible for re-election.
(3)    Neither a Director nor an alternate Director shall be required to hold any shares of the Company by way of qualification and a Director or alternate Director (as the case may be) who is not a Member shall be entitled to receive notice of and to attend and speak at any general meeting of the Company and of all classes of shares of the Company.
(4)    Subject to any provision to the contrary in these Bye-laws the Members may, at any general meeting convened and held in accordance with these Bye-laws, by a resolution which has been passed by at least two-thirds of the votes cast by the Members having a right to attend and vote at such meeting remove a Director at any time before the expiration of his period of office notwithstanding anything in these Bye-laws or in any agreement between the Company and such Director (but without prejudice to any claim for damages under any such agreement) provided that the Notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director fourteen (14) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for his removal.
(5)    A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (4) above may be filled by the election or appointment by the Members at the meeting at which such Director is removed to hold office until the next appointment of Directors or until their successors are elected or appointed or, in the absence of such election or appointment such general meeting may authorise the Board to fill any vacancy in the number left unfilled.
(6)    The Company may from time to time in general meeting increase or reduce the number of Directors but so that the number of Directors shall never be less than two (2).
87.    [RESERVED]
88.    [RESERVED]
DISQUALIFICATION OF DIRECTORS
89.    The office of a Director shall be vacated if the Director:
(1)    resigns his office by notice in writing delivered to the Company at the Office or tendered at a meeting of the Board;
(2)    becomes of unsound mind, incapacitated by illness or disability or dies;
(3)    without special leave of absence from the Board, is absent from meetings of the Board for six consecutive months and the Board resolves that his office be vacated;
(4)    becomes bankrupt or has a receiving order made against him or suspends payment or compounds with his creditors;

(5)    is convicted of a felony or of any crime involving moral turpitude, fraud, or misrepresentation under applicable law;
(6)    is prohibited by applicable law from being a Director; or
(7)    ceases to be a Director by virtue of any provision of the Statutes or is removed from office pursuant to these Bye-laws.
EXECUTIVE DIRECTORS
90.    The Board may from time to time appoint any one or more of its body to be a managing director, joint managing director or deputy managing director or to hold any other employment or executive office with the Company for such period (subject to their continuance as Directors) and upon such terms as the Board may determine and the Board may revoke or terminate any of such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director. A Director appointed to an office under this Bye-law shall be subject to the same provisions as to removal as the other Directors of the Company, and he shall (subject to the provisions of any contract between him and the Company) ipso facto and immediately cease to hold such office if he shall cease to hold the office of Director for any cause.
91.    An executive director appointed to an office under Bye-law 90 hereof shall receive such remuneration (whether by way of salary, commission, participation in profits or otherwise or by all or any of those modes) and such other benefits (including pension and/or gratuity and/or other benefits on retirement) and allowances as the Board may from time to time determine, and either in addition to or in lieu of his remuneration as a Director.
ALTERNATE DIRECTORS
92.    Any Director may at any time by Notice delivered to the Office or head office or at a meeting of the Directors appoint any person to be his alternate Director. Any person so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present. An alternate Director may be removed at any time by the body which appointed him and, subject thereto, the office of alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. Any appointment or removal of an alternate Director shall be effected by Notice signed by the appointor and delivered to the Office or head office or tendered at a meeting of the Board. An alternate Director may also be a Director in his own right and may act as alternate to more than one Director. An alternate Director shall, if his appointor so requests, be entitled to receive notices of meetings of the Board or of committees of the Board to the same extent as, but in lieu of, the Director appointing him and shall be entitled to such extent to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Bye-laws shall apply as if he were a Director save that as an alternate for more than one Director his voting rights shall be cumulative.
93.    An alternate Director shall only be a Director for the purposes of the Act and shall only be subject to the provisions of the Act insofar as they relate to the duties and obligations of a Director when performing the functions of the Director for whom he is appointed in the alternative and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for the Director appointing him. An alternate

Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director but he shall not be entitled to receive from the Company any fee in his capacity as an alternate Director except only such part, if any, of the remuneration otherwise payable to his appointor as such appointor may by Notice to the Company from time to time direct.
94.    Every person acting as an alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). If his appointor is for the time being absent from Hong Kong or otherwise not available or unable to act, the signature of an alternate Director to any resolution in writing of the Board or a committee of the Board of which his appointor is a member shall, unless the notice of his appointment provides to the contrary, be as effective as the signature of his appointor.
95.    An alternate Director shall ipso facto cease to be an alternate Director if his appointor ceases for any reason to be a Director, however, such alternate Director or any other person may be re-appointed by the Directors to serve as an alternate Director PROVIDED always that, if at any meeting any Director retires but is re-elected at the same meeting, any appointment of such alternate Director pursuant to these Bye-laws which was in force immediately before his retirement shall remain in force as though he had not retired.
DIRECTORS’ FEES AND EXPENSES
96.    The Directors shall receive such remuneration as the Board may from time to time determine. Each Director shall be entitled to be repaid or prepaid all travelling, hotel and incidental expenses reasonably incurred or expected to be incurred by him in attending meetings of the Board or committees of the board or general meetings or separate meetings of any class of shares or of debenture of the Company or otherwise in connection with the discharge of his duties as a Director.
97.    [RESERVED]
98.    Any Director who, by request, goes or resides abroad for any purpose of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for by or pursuant to any other Bye-law.
99.    [RESERVED]
DIRECTORS’ INTERESTS
100.    A Director may:
(a)    hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and, subject to the relevant provisions of the Act, upon such terms as the Board may determine. Any remuneration (whether by way of salary, commission, participation in profits or otherwise) paid to any Director in respect of any such other office or place of profit shall be in addition to any remuneration provided for by or pursuant to any other Bye-law;
(b)    act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm may be remunerated for professional services as if he were not a Director;

(c)    continue to be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other company promoted by the Company or in which the Company may be interested as a vendor, [~~shareholder~~]Member or otherwise and (unless otherwise agreed) no such Director shall be accountable for any remuneration, profits or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of or from his interests in any such other company. Subject as otherwise provided by these Bye-laws the Directors may exercise or cause to be exercised the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by them as Directors of such other company in such manner in all respects as they think fit (including the exercise thereof in favour of any resolution appointing themselves or any of them directors, managing directors, joint managing directors, deputy managing directors, executive directors, managers or other officers of such company) or voting or providing for the payment of remuneration to the director, managing director, joint managing director, deputy managing director, executive director, manager or other officers of such other company and any Director may vote in favour of the exercise of such voting rights in manner aforesaid notwithstanding that he may be, or about to be, appointed a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in manner aforesaid.
101.    Subject to the Act and to these Bye-laws, no Director or proposed or intending Director shall be disqualified by his office from contracting with the Company, either with regard to his tenure of any office or place of profit or as vendor, purchaser or in any other manner whatsoever, nor shall any such contract or any other contract or arrangement in which any Director is in any way interested be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company or the Members for any remuneration, profit or other benefits realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established provided that such Director shall disclose the nature of his interest in any contract or arrangement in which he is interested in accordance with Bye-law 102 herein.
102.    A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested. For the purposes of this Bye-law, a general Notice to the Board by a Director to the effect that:
(a)    he is a member or officer of a specified company or firm and is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with that company or firm; or
(b)    he is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with a specified person who is connected with him; shall be deemed to be a sufficient declaration of interest under this Bye-law in relation to any such contract or arrangement, provided that no such Notice shall be effective unless either it is given at a meeting of the Board or the Director takes reasonable steps to secure that it is brought up and read at the next Board meeting after it is given.
103.    Following a declaration made pursuant to the last preceding two Bye-laws, subject to any separate requirement for Audit Committee approval under applicable law or the listing rules of the Designated Stock Echange, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.
GENERAL POWERS OF THE DIRECTORS
104.    (1)    The business of the Company shall be managed and conducted by the Board, which may pay all expenses incurred in forming and registering the Company and may exercise all powers of the Company (whether relating to the management of the business of the Company or otherwise) which are not by the Statutes or by these Bye-laws required to be exercised by the Company in general meeting, subject nevertheless to the provisions of the Statutes and of these Bye-laws. The general powers given by this Bye-law shall not be limited or restricted by any special authority or power given to the Board by any other Bye-law.
(2)    Any person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any two of the Directors acting jointly on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to any rule of law, be binding on the Company.
(3)    Without prejudice to the general powers conferred by these Bye-laws it is hereby expressly declared that the Board shall have the following powers:
(a)    to give to any person the right or option of requiring at a future date that an allotment shall be made to him of any share at par or at such premium as may be agreed;
(b)    to give to any Directors, officers or servants of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration; and
(c)    to resolve that the Company be discontinued in Bermuda and continued in a named country or jurisdiction outside Bermuda subject to the provisions of the Act.
105.    The Board may establish any regional or local boards or agencies for managing any of the affairs of the Company in any place, and may appoint any persons to be members of such local boards, or any managers or agents, and may fix their remuneration (either by way of salary or by commission or by conferring the right to participation in the profits of the Company or by a combination of two or more of these modes) and pay the working expenses of any staff employed by them upon the business of the Company. The Board may delegate to any regional or local board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the Board (other than its powers to make calls and forfeit shares), with power to sub-delegate, and may authorise the members of any of them to fill any vacancies therein and to act notwithstanding vacancies. Any such appointment or delegation may be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any person appointed as aforesaid, and may revoke or vary such delegation, but no person dealing in good faith and without notice of any such revocation or variation shall be affected thereby.
106.    The Board may by power of attorney appoint under the Seal any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney or attorneys may, if so authorised under the Seal of the Company, execute any deed or instrument under their personal seal with the same effect as the affixation of the Company’s Seal.
107.    The Board may entrust to and confer upon a managing director, joint managing director, deputy managing director, an executive director or any Director any of the powers exercisable by it upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.
108.    All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine. The Company’s banking accounts shall be kept with such banker or bankers as the Board shall from time to time determine.
109.    (1)    The Board may establish or concur or join with other companies (being subsidiary companies of the Company or companies with which it is associated in business) in establishing and making contributions out of the Company’s moneys to any schemes or funds for providing pensions, sickness or compassionate allowances, life assurance or other benefits for employees (which expression as used in this and the following paragraph shall include any Director or ex-Director who may hold or have held any executive office or any office of profit under the Company or any of its subsidiary companies) and ex-employees of the Company and their dependants or any class or classes of such person.
(2)    The Board may pay, enter into agreements to pay or make grants of revocable or irrevocable pensions or other benefits to employees and ex-employees and their dependants, or to any of such persons, including pensions or benefits additional to those, if any, to which such employees or ex-employees or their dependants are or may become entitled under any such scheme or fund as mentioned in the last preceding paragraph. Any such pension or benefit may, as the Board considers desirable, be granted to an employee either before and in anticipation of or upon or at any time after his actual retirement, and may be subject to any terms of conditions as the Board may determine.
BORROWING POWERS
110.    The Board may exercise all the powers of the Company to raise or borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and, subject to the Act, to issue debentures, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.
111.    Debentures, bonds and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued.
112.    Any debentures, bonds or other securities may be issued at a discount (other than shares), premium or otherwise and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors and otherwise.

113.    (1)    Where any uncalled capital of the Company is charged, all persons taking any subsequent charge thereon shall take the same subject to such prior charge, and shall not be entitled, by notice to the Members or otherwise, to obtain priority over such prior charge.
(2)    The Board shall cause a proper register to be kept, in accordance with the provisions of the Act, of all charges specifically affecting the property of the Company and of any series of debentures issued by the Company and shall duly comply with the requirements of the Act in regard to the registration of charges and debentures therein specified and otherwise.
PROCEEDINGS OF THE DIRECTORS
114.    The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it considers appropriate. Questions arising at any meeting shall be determined by a majority of votes. In the case of any equality of votes the chairman of the meeting shall have an additional or casting vote.
115.    A meeting of the Board may be convened by the Secretary on request of a Director or by any Director. The Secretary shall convene a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director in writing or verbally (including in person or by telephone) or via electronic mail or by telephone or in such other manner as the Board may from time to time determine whenever he shall be required so to do by any Director.
116.    (1)    The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be two (2). An alternate Director shall be counted in a quorum in the case of the absence of a Director for whom he is the alternate provided that he shall not be counted more than once for the purpose of determining whether or not a quorum is present.
(2)    Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a meeting as if those participating were present in person.
(3)    Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of such Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.
117.    The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in the Board but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Bye-laws, the continuing Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-laws as the quorum or that there is only one continuing Director, may act for the purpose of filling vacancies in the Board or of summoning general meetings of the Company but not for any other purpose.
118.    The chairman of the Company shall be the chairman of all meetings of the Board. If the chairman of the Board is not present at any meeting within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.
119.    A meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

120.    (1)    The Board may delegate any of its powers, authorities and discretions to committees (including, without limitation, the Audit Committee), consisting of such Director or Directors and other persons as it thinks fit, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board.
(2)    All acts done by any such committee in conformity with such regulations, and in fulfilment of the purposes for which it was appointed, but not otherwise, shall have like force and effect as if done by the Board, and the Board (or the committee to which such power is delegated by the Board) shall have power to remunerate the members of any such committee, and charge such remuneration to the current expenses of the Company.
121.    The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these Bye-laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board under the last preceding Bye-law, indicating, without limitation, any committee charter adopted by the Board for purposes or in respect of any such committee.
122.    A resolution in writing signed by all the Directors except such as are temporarily unable to act through ill-health or disability, and all the alternate Directors, if appropriate, whose appointors are temporarily unable to act as aforesaid shall be as valid and effectual as if a resolution had been passed at a meeting of the Board duly convened and held provided that such number is sufficient to constitute a quorum and that a copy of such resolution has been given or the contents thereof communicated to all the Directors for the time being entitled to receive notices of Board meetings in the same manner as notices of meetings are required to be given by these Bye-laws and further provided that no Director is aware of or has received any objection to the resolution from any Director. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors or alternate Directors and for this purpose a facsimile signature of a Director or an alternate Director shall be treated as valid.
123.    All acts bona fide done by the Board or by any committee or by any person acting as a Director or members of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director or member of such committee.
AUDIT COMMITTEE
124.    Without prejudice to the freedom of the Directors to establish any other committees, for so long as the shares of the Company (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Board shall establish and maintain an Audit Committee as a committee of the Board.
125.    (1)    The Board shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.
(2)    The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

126.    For so long as the shares of the Company (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilize the Audit Committee for the review and approval of potential conflicts of interest. Specially, the Audit Committee shall approve any transaction or transactions between the Company and any f the following parties: (i) any [~~shareholder~~]Member owning an interest in the voting power of the Company or any subsidiary of the Company that gives such [~~shareholder~~]Member significant influence over the Company or any subsidiary of the Company, (ii) any director or executive officer of the Company or any subsidiary of the Company and any relative of such director or executive officer, (iii) any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by any person described in (i) or (ii) or over which such a person is able to exercise significant influence, and (iv) any affiliate (other than a subsidiary) of the Company.
OFFICERS
127.    (1)    The officers of the Company shall consist of the Directors and Secretary and such additional officers (who may or may not be Directors) as the Board may from time to time determine, all of whom shall be deemed to be officers for the purposes of the Act and, subject to Bye-law 131(4), these Bye-laws.
(2)    The officers shall receive such remuneration as the Directors may from time to time determine.
(3)    Where the Company appoints and maintains a resident representative ordinarily resident in Bermuda in accordance with the Act, the resident representative shall comply with the provisions of the Act.
(4)    The Company shall provide the resident representative with such documents and information as the resident representative may require in order to be able to comply with the provisions of the Act.
(5)    The resident representative shall be entitled to have notice of, attend and be heard at all meetings of the Directors or of any committee of such Directors or general meetings of the Company.
128.    (1)    The Secretary and additional officers, if any, shall be appointed by the Board and shall hold office on such terms and for such period as the Board may determine. If thought fit, two (2) or more persons may be appointed as joint Secretaries. The Board may also appoint from time to time on such terms as it thinks fit one or more assistant or deputy Secretaries.
(2)    The Secretary shall attend all meetings of the Members and shall keep correct minutes of such meetings and enter the same in the proper books provided for the purpose. He shall perform such other duties as are prescribed by the Act or these Bye-laws or as may be prescribed by the Board.
129.    The officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors from time to time.
130.    A provision of the Act or of these Bye-laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as or in place of the Secretary.
REGISTER OF DIRECTORS AND OFFICERS
131.    (1)    The Board shall cause to be kept in one or more books at its Office a Register of Directors and Officers and shall enter therein the following particulars with respect to each Director and Officer, that is to say:

(a)    in the case of an individual, his or her present first name, surname and address; and
(b)    in the case of a company, its name and registered office.
(2)    The Board shall within a period of fourteen (14) days from the occurrence of
(a)    any change among its Directors and Officers; or
(b)    any change in the particulars contained in the Register of Directors and Officers, cause to be entered on the Register of Directors and Officers the particulars of such change.
(3)    The Register of Directors and Officers shall be open to inspection by members of the public without charge at the Office between 10:00 a.m. and 12:00 noon on every business day.
(4)    In this Bye-law “Officer” has the meaning ascribed to it in Section 92A(7) of the Act.
MINUTES
132.    (1)    The Board shall cause Minutes to be duly entered in books provided for the purpose:
(a)    of all elections and appointments of officers;
(b)    of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;
(c)    of all resolutions and proceedings of each general meeting of the Members, meetings of the Board and meetings of committees of the Board and where there are managers, of all proceedings of meetings of the managers.
(2)    Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary in the Office.
SEAL
133.    (1)    The Company shall have one or more Seals, as the Board may determine. For the purpose of sealing documents creating or evidencing securities issued by the Company, the Company may have a securities seal which is a facsimile of the Seal of the Company with the addition of the words “Securities Seal” on its face or in such other form as the Board may approve. The Board shall provide for the custody of each Seal and no Seal shall be used without the authority of the Board or of a committee of the Board authorised by the Board in that behalf. Subject as otherwise provided in these Bye-laws, any instrument to which a Seal is affixed shall be signed autographically by one Director and the Secretary or by two Directors or by such other person (including a Director) or persons as the Board may appoint, either generally or in any particular case, save that as regards any certificates for shares or debentures or other securities of the Company the Board may by resolution determine that such signatures or either of them shall be dispensed with or affixed by some method or system of mechanical signature. Every instrument executed in manner provided by this Bye-law shall be deemed to be sealed and executed with the authority of the Board previously given.
(2)    Where the Company has a Seal for use abroad, the Board may by writing under the Seal appoint any agent or committee abroad to be the duly authorised agent of the Company for the purpose of affixing and using such Seal and the Board may impose restrictions on the use thereof as may be thought fit. Wherever in these Bye-laws reference is made to the Seal, the reference shall, when and so far as may be applicable, be deemed to include any such other Seal as aforesaid.
AUTHENTICATION OF DOCUMENTS
134.    Any Director or the Secretary or any person appointed by the Board for the purpose may authenticate any documents affecting the constitution of the Company and any resolution passed by the Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts, and if any books, records, documents or accounts are elsewhere than at the Office or the head office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person so appointed by the Board. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or of the Board or any committee which is so certified shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that such minutes or extract is a true and accurate record of proceedings at a duly constituted meeting.
DESTRUCTION OF DOCUMENTS
135.    (1)    The Company shall be entitled to destroy the following documents at the following times:
(a)    any share certificate which has been cancelled at any time after the expiry of one (1) year from the date of such cancellation;
(b)    any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiry of two (2) years from the date such mandate variation cancellation or notification was recorded by the Company;
(c)    any instrument of transfer of shares which has been registered at any time after the expiry of seven (7) years from the date of registration;
(d)    any allotment letters after the expiry of seven (7) years from the date of issue thereof; and
(e)    copies of powers of attorney, grants of probate and letters of administration at any time after the expiry of seven (7) years after the account to which the relevant power of attorney, grant of probate or letters of administration related has been closed; and it shall conclusively be presumed in favour of the Company that every entry in the Register purporting to be made on the basis of any such documents so destroyed was duly and properly made and every share certificate so destroyed was a valid certificate duly and properly cancelled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that: (1) the foregoing provisions of this Bye-law shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim; (2) nothing contained in this Bye-law shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (1) above are not fulfilled; and (3) references in this Bye-law to the destruction of any document include references to its disposal in any manner.
(2)    Notwithstanding any provision contained in these Bye-laws, the Directors may, if permitted by applicable law, authorise the destruction of documents set out in sub-paragraphs (a) to (e) of paragraph (1) of this

Bye-law and any other documents in relation to share registration which have been microfilmed or electronically stored by the Company or by the share registrar on its behalf provided always that this Bye-law shall apply only to the destruction of a document in good faith and without express notice to the Company and its share registrar that the preservation of such document was relevant to a claim.
DIVIDENDS AND OTHER PAYMENTS
136.    Subject to the Act, the Company in general meeting or the Board may from time to time declare dividends in any currency to be paid to the Members but no dividend shall be declared in excess of the amount recommended by the Board. Subject to the Act, the Company in general meeting or the Board may also make a distribution to the Members out of any contributed surplus (as ascertained in accordance with the Act).
137.    No dividend shall be paid or distribution made out of contributed surplus if to do so would render the Company unable to pay its liabilities as they become due or the realisable value of its assets would thereby become less than the aggregate of its liabilities and its issued share capital and share premium accounts.
138.    Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:
(a)    all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this Bye-law as paid up on the share; and
(b)    all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.
139.    The Board may from time to time pay to the Members such interim dividends as appear to the Board to be justified by the profits of the Company and in particular (but without prejudice to the generality of the foregoing) if at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the Company which confer on the holders thereof deferred or non-preferential rights as well as in respect of those shares which confer on the holders thereof preferential rights with regard to dividend and provided that the Board acts bona fide the Board shall not incur any responsibility to the holders of shares conferring any preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferential rights and may also pay any fixed dividend which is payable on any shares of the Company half-yearly or on any other dates, whenever such profits, in the opinion of the Board, justifies such payment.
140.    The Board may deduct from any dividend or other moneys payable to a Member by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise.
141.    No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company.
142.    Any dividend, interest or other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post addressed to the holder at his registered address or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his address as appearing in the Register or addressed to such person and at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company notwithstanding that it may subsequently appear that the same has been stolen or that any endorsement thereon has been forged. Any one of two or more joint holders may give effectual receipts for any dividends or other moneys payable or property distributable in respect of the shares held by such joint holders.
143.    All dividends or bonuses unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend or bonuses unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.
144.    Whenever the Board or the Company in general meeting has resolved that a dividend be paid or declared, the Board may further resolve that such dividend be satisfied wholly or in part by the distribution of specific assets of any kind and in particular of paid up shares, debentures or warrants to subscribe securities of the Company or any other company, or in any one or more of such ways, and where any difficulty arises in regard to the distribution the Board may settle the same as it thinks expedient, and in particular may issue certificates in respect of fractions of shares, disregard fractional entitlements or round the same up or down, and may fix the value for distribution of such specific assets, or any part thereof, and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Board and may appoint any person to sign any requisite instruments of transfer and other documents on behalf of the persons entitled to the dividend, and such appointment shall be effective and binding on the Members. The Board may resolve that no such assets shall be made available to Members with registered addresses in any particular territory or territories where, in the absence of a registration statement or other special formalities, such distribution of assets would or might, in the opinion of the Board, be unlawful or impracticable and in such event the only entitlement of the Members aforesaid shall be to receive cash payments as aforesaid. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.
145.    (1)    Whenever the Board or the Company in general meeting has resolved that a dividend be paid or declared on any class of the share capital of the Company, the Board may further resolve either:
(a)    that such dividend be satisfied wholly or in part in the form of an allotment of shares credited as fully paid up, provided that the [~~shareholders~~]Members entitled thereto will be entitled to elect to receive such dividend (or part thereof if the Board so determines) in cash in lieu of such allotment. In such case, the following provisions shall apply:
(i)    the basis of any such allotment shall be determined by the Board;
(ii)    the Board, after determining the basis of allotment, shall give not less than two (2) weeks’ Notice to the holders of the relevant shares of the right of election accorded to them and shall send with such notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be lodged in order to be effective;
(iii)    the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and
(iv)    the dividend (or that part of the dividend to be satisfied by the allotment of shares as aforesaid) shall not be payable in cash on shares in respect whereof the cash election has not been duly exercised (“the non-elected shares”) and in satisfaction thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the non-elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalise and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the non-elected shares on such basis; or
(b)    that the [~~shareholders~~]Members entitled to such dividend shall be entitled to elect to receive an allotment of shares credited as fully paid up in lieu of the whole or such part of the dividend as the Board may think fit. In such case, the following provisions shall apply:
(i)    the basis of any such allotment shall be determined by the Board;
(ii)    the Board, after determining the basis of allotment, shall give not less than two (2) weeks’ Notice to the holders of the relevant shares of the right of election accorded to them and shall send with such notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be lodged in order to be effective;
(iii)    the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and
(iv)    the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable in cash on shares in respect whereof the share election has been duly exercised (“the elected shares”) and in lieu thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalise and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the elected shares on such basis.
(2)    (a)    The shares allotted pursuant to the provisions of paragraph (1) of this Bye-law shall rank pari passu in all respects with shares of the same class (if any) then in issue save only as regards participation in the relevant dividend or in any other distributions, bonuses or rights paid, made, declared or announced prior to or contemporaneously with the payment or declaration of the relevant dividend unless, contemporaneously with the announcement by the Board of their proposal to apply the provisions of sub-paragraph (a) or (b) of paragraph (2) of this Bye-law in relation to the relevant dividend or contemporaneously with their announcement of the distribution, bonus or rights in question, the Board shall specify that the shares to be allotted pursuant to the provisions of paragraph (1) of this Bye-law shall rank for participation in such distribution, bonus or rights.
(b)    The Board may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to the provisions of paragraph (1) of this Bye-law, with full power to the Board to make such provisions as it thinks fit in the case of shares becoming distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are aggregated and sold and the net proceeds distributed to those entitled, or are disregarded or rounded up or down or whereby the benefit of fractional entitlements accrues to the Company rather than to the Members concerned). The Board may authorise any person to enter into on behalf of all Members interested, an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made pursuant to such authority shall be effective and binding on all concerned.

(3)    The Company may upon the recommendation of the Board resolve in respect of any one particular dividend of the Company that notwithstanding the provisions of paragraph (1) of this Bye-law a dividend may be satisfied wholly in the form of an allotment of shares credited as fully paid up without offering any right to [~~shareholders~~]Members to elect to receive such dividend in cash in lieu of such allotment.
(4)    The Board may on any occasion determine that rights of election and the allotment of shares under paragraph (1) of this Bye-law shall not be made available or made to any [~~shareholders~~]Members with registered addresses in any territory where, in the absence of a registration statement or other special formalities, the circulation of an offer of such rights of election or the allotment of shares would or might, in the opinion of the Board, be unlawful or impracticable, and in such event the provisions aforesaid shall be read and construed subject to such determination. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.
(5)    Any resolution declaring a dividend on shares of any class, whether a resolution of the Company in general meeting or a resolution of the Board, may specify that the same shall be payable or distributable to the persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable or distributable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares. The provisions of this Bye-law shall mutatis mutandis apply to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.
RESERVES
146.    Before recommending any dividend, the Board may set aside out of the profits of the Company such sums as it determines as reserves which shall, at the discretion of the Board, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The Board may also without placing the same to reserve carry forward any profits which it may think prudent not to distribute.
CAPITALISATION
147.    The Company may, upon the recommendation of the Board, at any time and from time to time pass a resolution to the effect that it is desirable to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund (including the profit and loss account) whether or not the same is available for distribution and accordingly that such amount be set free for distribution among the Members or any class of Members who would be entitled thereto if it were distributed by way of dividend and in the same proportions, on the footing that the same is not paid in cash but is applied either in or towards paying up the amounts for the time being unpaid on any shares in the Company held by such Members respectively or in paying up in full unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid up among such Members, or partly in one way and partly in the other, and the Board shall give effect to such resolution provided that, for the purposes of this Bye-law, a share premium account and any reserve or fund representing unrealised profits, may be applied only in paying up in full unissued shares of the Company to be allotted to such Members credited as fully paid. In carrying sums to reserve and in applying the same the Board shall comply with the provisions of the Act.

148.    The Board may settle, as it considers appropriate, any difficulty arising in regard to any distribution under the last preceding Bye-law and in particular may issue certificates in respect of fractions of shares or authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any Members in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Members.
ACCOUNTING RECORDS
149.    The Board shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipt and expenditure take place, and of the property, assets, credits and liabilities of the Company and of all other matters required by the Act or necessary to give a true and fair view of the Company’s affairs and to explain its transactions.
150.    The accounting records shall be kept at the Office or, subject to the Act, at such other place or places as the Board decides and shall always be open to inspection by the Directors. No Member (other than a Director) shall have any right of inspecting any accounting record or book or document of the Company except as conferred by law or authorised by the Board or the Company in general meeting.
151.    Subject to Section 88 of the Act, a printed copy of the Directors’ report, accompanied by the balance sheet and profit and loss account, including every document required by law to be annexed thereto, made up to the end of the applicable financial year and containing a summary of the assets and liabilities of the Company under convenient heads and a statement of income and expenditure, together with a copy of the Auditors’ report, shall be sent to each person entitled thereto at least fourteen (14) days before the date of the general meeting and laid before the Company in general meeting in accordance with the requirements of the Act provided that this Bye-law shall not require a copy of those documents to be sent to any person whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.
152.    To the extent permitted by and subject to due compliance with all applicable Statutes, rules and regulations, including, without limitation, the rules of the Designated Stock Exchange, and to obtaining all necessary consents, if any, required thereunder, the requirements of Bye-law 152 shall be deemed satisfied in relation to any person by sending to the person in any manner not prohibited by the Statutes, summarised financial statements derived from the Company’s annual accounts and the directors’ report which shall be in the form and containing the information required by applicable laws and regulations, provided that any person who is otherwise entitled to the annual financial statements of the Company and the directors’ report thereon may, if he so requires by notice in writing served on the Company, demand that the Company sends to him, in addition to summarised financial statements, a complete printed copy of the Company’s annual financial statement and the directors’ report thereon.
153.    The requirement to send to a person referred to in Bye-law 151 the documents referred to in that provision or a summary financial report in accordance with Bye-law 152 shall be deemed satisfied where, in accordance with all applicable Statutes, rules and regulations, including, without limitation, the rules of the Designated Stock Exchange, the Company publishes copies of the documents referred to in Bye-law 151 and, if applicable, a summary financial report complying with Bye-law 152, on the Company’s computer network or in any other permitted manner (including by sending any form of electronic communication), and that person has agreed or is deemed to have agreed to treat the publication or receipt of such documents in such manner as discharging the Company’s obligation to send to him a copy of such documents.
AUDIT
154.    (1)    Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, the Members shall appoint an auditor to audit the accounts of the Company and such auditor shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall, during his continuance in office, be eligible to act as an auditor of the Company.
(2)    Subject to Section 89 of the Act, a person, other than an incumbent Auditor, shall not be capable of being appointed Auditor at an annual general meeting unless notice in writing of an intention to nominate that person to the office of Auditor has been given not less than twenty-one (21) days before the annual general meeting and furthermore, the Company shall send a copy of any such notice to the incumbent Auditor.
(3)    The Members, by a resolution passed by at least two-thirds of the votes cast by Members having a right to attend and vote at a general meeting of which notice specifying the intention to pass such resolution was given, remove the Auditor before the expiration of his term of office and shall by a majority of the votes cast at that meeting appoint another Auditor in his stead for the remainder of his term.
155.    Subject to Section 88 of the Act the accounts of the Company shall be audited at least once in every year.
156.    The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.
157.    If the office of auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.
158.    The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or officers of the Company for any information in their possession relating to the books or affairs of the Company.
159.    The statement of income and expenditure and the balance sheet provided for by these Bye-laws shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors or officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting. The generally accepted auditing standards referred to herein may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor should disclose this fact and name such country or jurisdiction.
NOTICES

160.    Any Notice or document (including any “corporate communication” within the meaning ascribed thereto under the rules of the Designated Stock Exchange), whether or not, to be given or issued under these Bye-laws from the Company to a Member shall be in writing or by cable, telex or facsimile transmission message or other form of electronic transmission or communication and any such Notice and document may be served or delivered by the Company on or to any Member either personally or by sending it through the post in a prepaid envelope addressed to such Member at his registered address as appearing in the Register or at any other address supplied by him to the Company for the purpose or, as the case may be, by transmitting it to any such address or transmitting it to any telex or facsimile transmission number or electronic number or address or website supplied by him to the Company for the giving of Notice to him or which the person transmitting the notice reasonably and bona fide believes at the relevant time will result in the Notice being duly received by the Member or may also be served by advertisement in appointed newspapers (as defined in the Act) or in newspapers published daily and circulating generally in the territory of and in accordance with the requirements of the Designated Stock Exchange or, to the extent permitted by the applicable laws, by placing it on the Company’s website or the website of the Designated Stock Exchange, and giving to the member a notice stating that the notice or other document is available there (a “notice of availability”). The notice of availability may be given to the Member by any of the means set out above. In the case of joint holders of a share all notices shall be given to that one of the joint holders whose name stands first in the Register and notice so given shall be deemed a sufficient service on or delivery to all the joint holders.
161.    Any Notice or other document:
(a)    if served or delivered by post, shall where appropriate be sent by airmail and shall be deemed to have been served or delivered on the day following that on which the envelope containing the same, properly prepaid and addressed, is put into the post; in proving such service or delivery it shall be sufficient to prove that the envelope or wrapper containing the notice or document was properly addressed and put into the post and a certificate in writing signed by the Secretary or other officer of the Company or other person appointed by the Board that the envelope or wrapper containing the Notice or other document was so addressed and put into the post shall be conclusive evidence thereof; and
(b)    if sent by electronic communication, shall be deemed to be given on the day on which it is transmitted from the server of the Company or its agent. A Notice placed on the Company’s website or the website of the Designated Stock Exchange is deemed given by the Company to a Member on the day following that on which a notice of availability is deemed served on the Member; and
(c)    if served or delivered in any other manner contemplated by these Bye-laws, shall be deemed to have been served or delivered at the time of personal service or delivery or, as the case may be, at the time of the relevant despatch, transmission or publication; and in proving such service or delivery a certificate in writing signed by the Secretary or other officer of the Company or other person appointed by the Board as to the fact and time of such service, delivery, despatch, transmission or publication shall be conclusive evidence thereof; and
(d)    may be given to a Member either in the English language or the Chinese language, subject to due compliance with all applicable Statutes, rules and regulations.
162.    (1)    Any Notice or other document delivered or sent by post to or left at the registered address of any Member in pursuance of these Bye-laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such

Member as sole or joint holder unless his name shall, at the time of the service or delivery of the Notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed a sufficient service or delivery of such Notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.
(2)    A Notice may be given by the Company to the person entitled to a share in consequence of the death, mental disorder or bankruptcy of a Member by sending it through the post in a prepaid letter, envelope or wrapper addressed to him by name, or by the title of representative of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the person claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death, mental disorder or bankruptcy had not occurred.
(3)    Any person who by operation of law, transfer or other means whatsoever shall become entitled to any share shall be bound by every notice in respect of such share which prior to his name and address being entered on the Register shall have been duly given to the person from whom he derives his title to such share.
SIGNATURES
163.    For the purposes of these Bye-laws, a facsimile or electronic transmission message purporting to come from a holder of shares or, as the case may be, a Director or alternate Director, or, in the case of a corporation which is a holder of shares from a director or the secretary thereof or a duly appointed attorney or duly authorised representative thereof for it and on its behalf, shall in the absence of express evidence to the contrary available to the person relying thereon at the relevant time be deemed to be a document or instrument in writing signed by such holder or Director or alternate Director in the terms in which it is received.
WINDING UP
164.    The Board shall have power in the name and on behalf of the Company to present a petition to the court for the Company to be wound up.
165.    If the Company shall be wound up (whether the liquidation is voluntary or by the court) the liquidator may, with the sanction of an ordinary resolution of the Members, divide among the Members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of properties of one kind or shall consist of properties to be divided as aforesaid of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, and the liquidation of the Company may be closed and the Company dissolved, but so that no Member shall be compelled to accept any shares or other property in respect of which there is a liability.
INDEMNITY
166.    (1)    The Directors, Secretary and other officers for the time being of the Company and every Auditor for the time being of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and everyone of them, and everyone of their heirs, executors and administrators, shall to the fullest extent permitted by law be indemnified and secured harmless out of the assets and profits of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their or any of their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, in their respective offices or trusts; and none of them shall be answerable for the acts, receipts, neglects or defaults of the other or others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.
(2)    Each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director or officer of the Company on account of any action taken by such Director or officer of the Company, or the failure of such Director or officer of the Company to take any action in the performance of his duties with or for the Company; PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.
ALTERATION OF BYE-LAWS
167.    No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Directors and confirmed (a) in the case of an amendment to or affecting Bye-laws 10, 86, 154 and this Bye-law, by a resolution which has been passed by at least two-thirds of the votes cast by the Members having a right to attend and vote at a general meeting and (b) in any other case, by an ordinary resolution of the Members.
INFORMATION
168.    No Member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading or any matter which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it will be inexpedient in the interests of the members of the Company to communicate to the public.

Alpha and Omega Semiconductor Limited

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m., U.S. Pacific Standard Time, on November 9, 2015 or 4:00 p.m. China standard time.

Vote by Internet

- Go to **www.investorvote.com/AOSL**
- Or scan the QR code with your smartphone.
- Follow the steps outlined on the secure website.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposal 1, 2 and 3.

1. To elect six directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Mike F. Chang	☐	☐	02 - Yueh-Se Ho	☐	☐	03 - Michael L. Pfeiffer	☐	☐
04 - Robert I. Chen	☐	☐	05 - King Owyang	☐	☐	06 - Michael J. Salameh	☐	☐

	For	Against	Abstain
2. To approve an amendment of Bye-laws to update advance notice requirements.	☐	☐	☐
3. To approve and ratify the appointment of Grant Thornton, LLP as independent registered public accounting firm of the Company, and to authorize the board of directors to determine its remuneration for the fiscal year ending June 30, 2016.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: The signature(s) on this proxy should correspond exactly with the shareholder's name as printed above and to the left. In the case of joint tenants, co-executors or co-trustees, both should sign. When signing as attorney, executor, administrator, trustee, guardian, authorized officer or other fiduciary, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Alpha and Omega Semiconductor Limited

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 10, 2015 IN TAIWAN (November 9, 2015 U.S. Pacific Standard Time)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revoke(s) all prior proxies and appoint(s) Mike F. Chang and Yifan Liang, and each of them, attorneys of the undersigned (the "proxy holders"), with full power of substitution, for and in the name(s) of the undersigned to (1) attend the 2015 annual general meeting of shareholders (the "Meeting") of Alpha and Omega Semiconductor Limited (the "Company") to be held at 8:00 a.m. on Tuesday, November 10, 2015 Taiwan local time (at 4:00 p.m. on Monday, November 9, 2015 U.S. Pacific Standard Time) at Sheraton Hsinchu Hotel located at No. 265, Dong Sec 1, Guangming 6th Road, Zhubei, Hsinchu County, Taiwan, and any adjourned sessions thereof, and (2) vote all common shares of the Company that the undersigned would be entitled to vote, with all powers the undersigned would possess, if personally present. Each of the following matters set forth in this Proxy Card is proposed by the Company, and none of the matters is conditioned on the approval of the other matters.

In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" the election of all of the Director nominees listed in Proposal 1 and "FOR" Proposal 2 and 3.

Attendance of the undersigned at the Meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE